As filed with the Securities and Exchange Commission on May 1, 2009

Registration Nos. 333-135544 and 811-21922

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 11	☒

RS VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, California 94111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 766-3863

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and Address of Agent for Service)

TIMOTHY W. DIGGINS, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on May 1, 2009, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date], pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2009

RS Variable Products Trust

RS Partners VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Partners VIP Series

Investment Objective

The Series’ investment objective is long-term growth. The Series seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Series invests principally in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index as of the most recent preceding June 30 (currently, approximately $4.7 billion, based on the size of the largest company on June 30, 2008). In evaluating investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Series is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of the company;

•	studying the cash flow rate of return on capital employed;

•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Series invests principally in equity securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may at times invest a portion of its assets in debt securities and other income-producing securities. The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including MLPs engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

02	•••	Prospectus	RS Partners VIP Series

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Series’ value more than if the Series were a diversified fund.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally sub-

RS Partners VIP Series	Prospectus	•••	03

Best Quarter
Fourth Quarter 2004	12.96%

Worst Quarter
Fourth Quarter 2008	-26.47%

ject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past five calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian UBS VC Small Cap Value Fund, a diversified mutual fund with generally similar investment objective, strategies, and policies (the “Predecessor Fund”), whose investment adviser was Guardian Investor Services LLC. The Series’ investment adviser is RS Investments, and the Series is managed by a different portfolio management team than the Predecessor Fund. The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Share

(calendar year-end)

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Average Annual Total Returns†

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (2/3/03)
Class I shares	-34.00%	-2.67%	2.88%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	-28.92%	0.27%	7.45%

†	Performance for periods prior to October 9, 2006 is that of the Predecessor Fund, whose investment adviser was Guardian Investor Services LLC. Since October 9, 2006, the Series’ investment adviser is RS Investments, and the Series is managed by a different portfolio management team than the Predecessor Fund.

*

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Total Annual Fund Operating Expenses are estimated to be 1.66%.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	1.00%	N/A	0.49%	1.49%

RS Partners VIP Series	Prospectus	•••	05

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$152	$471	$813	$1,779

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause

06	•••	Prospectus	RS Partners VIP Series

the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or

RS Partners VIP Series	Prospectus	•••	07

services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriafition of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may

08	•••	Prospectus	RS Partners VIP Series

at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification Risk

The Series is not “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. To the extent the Series invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Series may affect its value more than if it were a diversified fund investing in a larger number of issuers. See the “Taxes” section in the Statement of Additional Information for more detail.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor short-ages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and

RS Partners VIP Series	Prospectus	•••	09

reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Small and Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If the Series underweights its investment in an industry or group of Industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of Industries less than if it had invested more of its assets in that industry or group of Industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typi-

010	•••	Prospectus	RS Partners VIP Series

cally segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

RS Partners VIP Series	Prospectus	•••	011

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

012	•••	Prospectus	RS Partners VIP Series

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf.

RS Partners VIP Series	Prospectus	•••	013

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 1.00% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

MacKenzie B. Davis, CFA is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. Mr. Davis is also a co-portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Value VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. David is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Joe is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, which are also series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

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Andrew P. Pilara, Jr., is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. Andy is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Value VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Mr. Settles is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

RS Partners VIP Series	Prospectus	•••	015

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be re-

016	•••	Prospectus	RS Partners VIP Series

flected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading

RS Partners VIP Series	Prospectus	•••	017

activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties

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with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

RS Partners VIP Series	Prospectus	•••	019

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

020	•••	Prospectus	RS Partners VIP Series

Financial Highlights

RS Partners VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. The Predecessor Fund was advised by Guardian Investor Services LLC. The Series’ investment adviser is RS Investments and the Series is managed by a different portfolio management team than the Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the periods through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$10.95	$11.71	$13.01	$13.97	$12.94

Net investment income/loss	$(0.03)	(0.02)	0.04	0.02	0.04
Net realized and unrealized gain/loss	$(3.71)	(0.22)	1.15	0.57	2.32
Total from Investment Operations	$(3.74)	(0.24)	1.19	0.59	2.36

Distributions from net investment income	$—	—	(0.03)	(0.02)	(0.04)
Distributions from net realized capital gains	$(0.20)	(0.52)	(2.46)	(1.53)	(1.29)
Total Distributions	$(0.20)	(0.52)	(2.49)	(1.55)	(1.33)

Net asset value, end of period	$7.01	$10.95	$11.71	$13.01	$13.97
Total Return[1]	(34.00)%	(2.03)%	9.35%	4.22%	18.52%

Net assets, end of period (thousands)	$15,098	$20,816	$22,338	$24,403	$25,310
Net ratio of expenses to average net assets[2]	1.36%	1.36%	1.36%	1.41%	1.36%
Gross ratio of expenses to average net assets	1.49%	1.50%	1.43%	1.41%	1.36%
Net ratio of net investment income/(loss) to average net assets[2]	(0.35)%	(0.13)%	0.28%	0.10%	0.33%
Gross ratio of net investment income/(loss) to average net assets	(0.48)%	(0.27)%	0.21%	0.10%	0.33%
Portfolio turnover rate	95%	73%	172%	97%	71%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income/(loss) to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_P

Prospectus

May 1, 2009

RS Variable Products Trust

RS Value VIP Series

Class II Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Value VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $18.5 billion, based on the size of the largest company on March 31, 2009). In evaluating investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of the company;

•	studying the cash flow rate of return on capital employed;

•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may at times invest a portion of its assets in debt securities and other income-producing securities. The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including MLPs engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

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Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss, because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible

RS Value VIP Series	Prospectus	•••	03

Best Quarter
Second Quarter 2008	8.43%

Worst Quarter
Fourth Quarter 2008	-23.55%

that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 9 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table below provide some indication of the risk of investing in the Series by showing the Series’ performance since inception and by comparing the Series’ returns with those of a broad measure of market performance. The Series’ brief performance history may not be indicative of future results and should not be viewed as necessarily presenting a general idea of the risks of investing in the Series. The bar chart shows the performance of the Class II shares of the Series for the past calendar year. The table compares the Series’ performance with a broad-based market index. The return in the bar chart and the table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the return would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class II Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	Since Inception
Class II shares	-40.46%	-33.08%
Russell Midcap® Value Index*	-38.44%	-30.90%

*

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

04	•••	Prospectus	RS Value VIP Series

Certain supplemental performance information is included in Appendix A to this Prospectus. The performance information presented in Appendix A is not that of the Series.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented, but not to exceed the expense limitation shown.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waivers/ Expense Limitations[2]	Net Expenses[2]
Class II shares	0.85%	0.25%	4.69%	5.79%	-4.79%	1.00%

[1]

“Other Expenses” are restated based upon amounts for the current fiscal year and include expenses indirectly incurred by the Series through investments in certain pooled investment vehicles of 0.01% or less of the Series’ average daily net assets for the fiscal year ended December 31, 2008.

[2]

An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2010. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010, are the same as those shown above under ”Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class II shares	$102	$1,297	$2,473	$5,333

RS Value VIP Series	Prospectus	•••	05

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you could may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate

06	•••	Prospectus	RS Value VIP Series

changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demands for the issuer’s goods and services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

RS Value VIP Series	Prospectus	•••	07

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

08	•••	Prospectus	RS Value VIP Series

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small and Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

RS Value VIP Series	Prospectus	•••	09

Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of RS Investments to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

010	•••	Prospectus	RS Value VIP Series

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

RS Value VIP Series	Prospectus	•••	011

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual

012	•••	Prospectus	RS Value VIP Series

investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.00% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

MacKenzie B. Davis, CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Partners VIP Series and RS Global Natural Resources VIP Series, other Series of the Trust. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other Series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an

RS Value VIP Series	Prospectus	•••	013

ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other Series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

Andrew P. Pilara, Jr., is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA charterholder.

Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other series of the Trust. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and

014	•••	Prospectus	RS Value VIP Series

sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series’ Class II shares, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.25% on Class II shares. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC. Because Rule 12b-1 fees are paid out of the Series’ Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the Series’ average daily net assets, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in the Series. The Series may in the future make payments to RS Investments to reimburse it for all or some of those amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to the Series’ distribution plan.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price

RS Value VIP Series	Prospectus	•••	015

on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

016	•••	Prospectus	RS Value VIP Series

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments attempts to monitor aggregate cash flows to and from the Series by the insurance company separate accounts that invest in the Series. If high cash flows indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has informed the Trust that it has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

There can be no guarantee that RS Investments’ or the Series’ efforts will be successful in preventing all excessive trading activity or that market timers will not employ new strategies designed to evade detection. The Series’ and RS Investments’ ability to detect harmful trading activity will also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series will generally not be able to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. As a result of the foregoing, the Series’ and RS Investments’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies, and cooperation of GIAC. The Series intends to apply any restrictions uniformly to all contractowners that GIAC detects as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addi-

RS Value VIP Series	Prospectus	•••	017

tion, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described

018	•••	Prospectus	RS Value VIP Series

on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC and its affiliates own all of the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Value VIP Series	Prospectus	•••	019

Financial Highlights

RS Value VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, or, if shorter, the period of the Series’ operations, based on the financial information of the Series. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Period from 07/31/07[1] to 12/31/07[2]
Net asset value, beginning of period	$9.49	$10.00

Net investment loss	$(0.11)	(0.20)
Net realized and unrealized gain/(loss)	$(3.73)	(0.31)
Total from Investment Operations	$(3.84)	(0.51)

Distributions from net investment income	$—	—
Distributions from net realized capital gains	$—	—
Total Distributions	$—	—

Net asset value, end of period	$5.65	$9.49
Total Return[3]	(40.46)%	(5.09)%

Net assets, end of period (thousands)	$1,143	$1,291
Net ratio of expenses to average net assets[4]	3.85%	5.55%
Gross ratio of expenses to average net assets	6.66%	5.55%
Net ratio of net investment loss to average net assets[4]	(2.12)%	(3.51)%
Gross ratio of net investment loss to average net assets	(4.93)%	(3.51)%
Portfolio turnover rate	67%	33%

Distributions reflect actual per-share amounts distributed for the period.

1	Commencement of operations.

2	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

3	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

4	Net ratio of expenses to average net assets and net ratio of net investment loss to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

020	•••	Prospectus	RS Value VIP Series

Appendix A – Supplemental Performance Information

THE SERIES IS RECENTLY ORGANIZED AND HAS A LIMITED PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS NOT THAT OF THE SERIES AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE SERIES’ OWN PERFORMANCE.

RS Investments, the investment adviser of the Series, also acts as investment adviser to 22 separately managed accounts and RS Value Fund, a mutual fund series of RS Investment Trust, each of which has investment objectives, strategies, and policies that are substantially similar to those of the Series (together, the “Strategy Composite”). The supplemental performance information of the Strategy Composite includes the performance of each of these accounts since their inception. The Series, RS Value Fund, and the separately managed accounts have the same portfolio managers. The portfolio management team of the Series, RS Value Fund, and the separately managed accounts has changed from time to time, and changes in the portfolio management team in the past or in the future may have affected, or may affect, the performance of these accounts. The supplemental performance information is provided to illustrate the past performance of RS Investments in managing accounts in the Strategy Composite as measured against a specified market index. The supplemental performance information does not represent the performance of the Series and may not be indicative of future performance.

The following supplemental performance information sets forth average annual total return information for the Strategy Composite; this information represents an average of the total return information of all those accounts, calculated as described below. The performance of the Strategy Composite has been adjusted for the level of expenses that is expected to be borne by Class II shareholders of the Series. The returns in the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Strategy Composite includes accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2008, the Strategy Composite had approximately $1.8 billion in assets under management in 24 accounts. The table also shows the average annual total return for a broad-based securities market index.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Monthly composite returns were calculated by weighting each account’s monthly return by its beginning value as a percentage of the total composite’s beginning market value. Other composite returns were calculated by geometrically linking the monthly returns.

RS Value VIP Series	Prospectus	•••	021

Average Annual Total Returns (periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since 6/30/93[1]
Strategy Composite[2]	-40.73%	1.10%	10.07%	5.41%
Russell Midcap® Value Index[3] (reflects no deduction for fees, expenses, or taxes)	-38.44%	0.33%	4.44%	8.61%

1	Inception date of the Strategy Composite.

2	Returns have been adjusted to reflect the level of expenses that is expected to be borne by Class II shareholders of the Series as reflected in the Annual Fund Operating Expenses table.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. The index does not incur fees or expenses.

022	•••	Prospectus	RS Value VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, and as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_V

Prospectus

May 1, 2009

RS Variable Products Trust

RS Large Cap Alpha VIP Series

(formerly RS Core Equity VIP Series)

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series seeks to deliver positive risk-adjusted returns relative to the Series benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha.” The Series invests in securities that RS Investments believes are undervalued. The Series will normally invest most of its assets in equity securities of large-capitalization companies. The Series may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States.

In evaluating equity investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell as stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of a company;

•	studying the cash flow rate of return on capital employed;

•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of the most recent preceding June 30. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.

The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including MLPs engaged primarily in natural resources industries.

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Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy

RS Large Cap Alpha VIP Series	Prospectus	•••	03

Best Quarter
Fourth Quarter 1999	25.63%

Worst Quarter
First Quarter 2001	-20.69%

prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of two broad measures of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with two broad-based market indexes. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian Stock Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

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Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (4/13/83)
Class I shares	-29.62%	1.00%	-1.62%	9.94%
Russell 1000® Value Index *	-36.85%	-0.79%	1.36%	N/A
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%	9.92%

*

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

**

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 securities representing all major industries. Index results assume the reinvestment of dividends paid on the securities constituting the index. Unlike the Series, the index does not incur fees or expenses. Since inception performance of the index is measured from March 31, 1983, the month end prior to the Series’ commencement of operations. The Series is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes the Russell 1000® Value Index is more representative of the Series’ investment universe.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.50%	N/A	0.06%	0.56%

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Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$57	$179	$313	$701

Additional Information About Investment

Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause

06	•••	Prospectus	RS Large Cap Alpha VIP Series

the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services.

RS Large Cap Alpha VIP Series	Prospectus	•••	07

The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio manager views as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

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Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry group of industries less than if it had invested more of its assets in that industry group of industries.

RS Large Cap Alpha VIP Series	Prospectus	•••	09

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

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Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt

RS Large Cap Alpha VIP Series	Prospectus	•••	011

issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreigncurrency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

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U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.50% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

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Portfolio Managers

MacKenzie B. Davis, CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Mr. Davis is also a co-portfolio manager of RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. David is also a co-portfolio manager of RS Partners VIP Series, and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Joe is also a co-portfolio manager of RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

Andrew P. Pilara, Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a co-portfolio manager of RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a co-portfolio manager of RS Partners VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

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Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Mr. Wolf is also a co-portfolio manager of RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are

RS Large Cap Alpha VIP Series	Prospectus	•••	015

generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all

016	•••	Prospectus	RS Large Cap Alpha VIP Series

shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the

RS Large Cap Alpha VIP Series	Prospectus	•••	017

distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the effect that income and gains produced by those assets would be currently included in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

018	•••	Prospectus	RS Large Cap Alpha VIP Series

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Large Cap Alpha VIP Series	Prospectus	•••	019

Financial Highlights

RS Large Cap Alpha VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$38.43	$33.67	$29.29	$28.42	$27.30

Net investment income	$0.46	0.36	0.39	0.50	0.39
Net realized and unrealized gain	$(11.85)	4.75	4.59	0.70	1.23
Total from Investment Operations	$(11.39)	5.11	4.98	1.20	1.62

Distributions from net investment income	$(0.44)	(0.35)	(0.60)	(0.33)	(0.50)
Distributions from net realized capital gains	$—	—	—	—	—
Total Distributions	$(0.44)	(0.35)	(0.60)	(0.33)	(0.50)

Net asset value, end of period	$26.60	$38.43	$33.67	$29.29	$28.42
Total Return[1]	(29.62)%	15.19%	17.26%	4.30%	6.00%

Net assets, end of period (thousands)	$668,245	$1,082,788	$1,048,865	$1,035,234	$1,261,203
Net ratio of expenses to average net assets[2]	0.56%	0.57%	0.57%	0.56%	0.54%
Gross ratio of expenses to average net assets	0.56%	0.57%	0.57%	0.56%	0.54%
Net ratio of net investment income to average net assets[2]	1.25%	0.93%	1.17%	1.67%	1.29%
Gross ratio of net investment income to average net assets	1.25%	0.93%	1.17%	1.67%	1.29%
Portfolio turnover rate	44%	60%	85%	103%	76%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[2]	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of custody credits, if applicable.

020	•••	Prospectus	RS Large Cap Alpha VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918-LC8

Prospectus

May 1, 2009

RS Variable Products Trust

RS Global Natural Resources VIP Series

Class II Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Global Natural Resources VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in equity securities of issuers in natural resources industries. The Series may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

•	participate in the discovery and the development of natural resources from new or conventional sources;

•	own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

•	engage in the transportation, distribution, or processing of natural resources;

•	contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

•	provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company’s assets, gross income, cash flow, or net profits is, in RS Investments’ judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow return analysis to evaluate investments for the Series and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Series, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

02	•••	Prospectus	RS Global Natural Resources VIP Series

The Series may hold a substantial portion of its assets in cash and cash equivalents although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may at times invest a portion of its assets in debt securities and other income-producing securities. The Series may invest a portion of its assets in master limited partnership (“MLP”) units.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of

RS Global Natural Resources VIP Series	Prospectus	•••	03

companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing the Series’ performance since inception and by comparing the Series’ returns with those of a broad measure of market performance. The Series’ brief performance history may not be indicative of future results and should not be viewed as necessarily presenting a general idea of the risks of investing in the Series. The bar chart shows the performance of the Class II shares of the Series for the past calendar year. The table compares the Series’ performance with a broad-based market index. The return in the bar chart and the table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the return would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

04	•••	Prospectus	RS Global Natural Resources VIP Series

Best Quarter
Second Quarter 2008	16.42%

Worst Quarter
Third Quarter 2008	-32.72%

Annual Return for Class II Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	Since Inception (7/31/07)
Class II shares	-44.47%	-30.44%
S&P North American Natural Resources Sector Index™*	-42.55%	-26.45%

*

The S&P North American Natural Resources Sector Index™ (formerly S&P GSSITM Natural Resources Index) is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Certain supplemental performance information is included in Appendix A to this Prospectus. The performance information presented in Appendix A is not that of the Series.

Fees and Expenses

The table on the next page shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented but not to exceed the expense limitation shown.

RS Global Natural Resources VIP Series	Prospectus	•••	05

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waivers/ Expense Limitation[2]	Net Expenses[2]
Class II shares	1.00%	0.25%	0.78%	2.03%	-0.73%	1.30%

[1]

“Other Expenses” are restated based upon amounts for the current fiscal year and include expenses indirectly incurred by the Series through investments in certain pooled investment vehicles of 0.01% or less of the Series’ average daily net assets for the fiscal year ended December 31, 2008.

[2]

An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2010. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class II shares	$132	$566	$1,026	$2,300

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Series.

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The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Concentration Risk

The Series will concentrate its investments in companies in a particular sector as described in the Series Summary. When the Series concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect a sector in which the Series concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent that they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to

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maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demands for the issuer’s goods and services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in

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foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

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Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small and Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

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Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of RS Investments to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper

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issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resource industries may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

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Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.62% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

MacKenzie B. Davis, CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

Andrew P. Pilara, Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles, Jr., CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Value VIP Series, other series of the Trust. Prior to joining the firm in 2006, he was a senior energy analyst at

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Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series’ Class II shares, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.25% on Class II shares. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC. Because Rule 12b-1 fees are paid out of the Series’ Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the Series’ average daily net assets, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in the Series. The Series may in the future make payments to RS Investments to reimburse it for all or some of those

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amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to the Series’ distribution plan.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition,

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if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments attempts to monitor aggregate cash flows to and from the Series by the insurance company separate accounts that invest in the Series. If high cash flows indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has informed the Trust that it has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

There can be no guarantee that RS Investments’ or the Series’ efforts will be successful in preventing excessive trading activity or that market timers will not employ new strategies designed to evade detection. The Series’ and RS Investments’ ability to detect harmful trading activity will also be limited by operational and technological limitations and the fact that all pur-

RS Global Natural Resources VIP Series	Prospectus	•••	017

chase, redemption, and exchange orders are received from GIAC. The Series will generally not be able to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. As a result of the foregoing, the Series’ and RS Investments’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies, and cooperation of GIAC. The Series intends to apply any restrictions uniformly to all contractowners that GIAC detects as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are of-

018	•••	Prospectus	RS Global Natural Resources VIP Series

ten as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC and its affiliates own all of the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

RS Global Natural Resources VIP Series	Prospectus	•••	019

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

020	•••	Prospectus	RS Global Natural Resources VIP Series

Financial Highlights

RS Global Natural Resources VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years or, if shorter, the period of the Series’ operations, based on the financial information of the Series. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Period from 07/31/07[1] to 12/31/07[2]
Net asset value, beginning of period	$10.75	$10.00

Net investment loss	$0.01	(0.08)
Net realized and unrealized gain	$(4.79)	0.83
Total from Investment Operations	$(4.78)	0.75

Distributions from net investment income	$—	—
Distributions from net realized capital gains	$—	—
Total Distributions	$—	—

Net asset value, end of period	$5.97	$10.75
Total Return[3]	(44.47)%	7.50%

Net assets, end of period (thousands)	$8,669	$3,138
Net ratio of expenses to average net assets[4]	1.76%	3.78%
Gross ratio of expenses to average net assets	2.14%	3.78%
Net ratio of net investment loss to average net assets[4]	(0.26)%	(1.51)%
Gross ratio of net investment loss to average net assets	(0.64)%	(1.51)%
Portfolio turnover rate	57%	7%

1	Commencement of operations.

2	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

3	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

4	Net ratio of expenses to average net assets and net ratio of net investment loss to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS Global Natural Resources VIP Series	Prospectus	•••	021

Appendix A – Supplemental Performance Information

THE SERIES IS RECENTLY ORGANIZED AND HAS A LIMITED PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION PRESENTED BELOW IS NOT THAT OF THE SERIES AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE SERIES’ OWN PERFORMANCE.

RS Investments, the investment adviser of the Series, also acts as investment adviser to three separately managed accounts and RS Global Natural Resources Fund, a mutual fund series of RS Investment Trust, each of which has investment objectives, strategies, and policies that are substantially similar to those of the Series (together, the “Strategy Composite”). The supplemental performance information of the Strategy Composite includes the performance of each of these accounts since their inception. The Series, RS Global Natural Resources Fund, and the separately managed accounts have the same portfolio managers. The portfolio management team of the Series, RS Global Natural Resources Fund, and the separately managed accounts has changed from time to time, and changes in the portfolio management team in the past or in the future may have affected, or may affect, the performance of these accounts. The supplemental performance information is provided to illustrate the past performance of RS Investments in managing accounts in the Strategy Composite as measured against two specified market indexes. The supplemental performance information does not represent the performance of the Series and may not be indicative of future performance.

The following supplemental performance information sets forth average annual total return information for the Strategy Composite; this information represents an average of the total return information of all those accounts, calculated as described below. The performance of the Strategy Composite has been adjusted for the level of expenses that is expected to be borne by Class II shareholders of the Series. The returns in the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. The Strategy Composite includes accounts that are not registered under the 1940 Act and, therefore, are not subject to certain investment restrictions imposed by the 1940 Act. If such accounts had been registered under the 1940 Act, their performance might have been adversely affected. As of December 31, 2008, the Strategy Composite had approximately $937 million in assets under management in five accounts. The table also shows the average annual total return for two broad-based securities market indexes.

022	•••	Prospectus	RS Global Natural Resources VIP Series

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. Monthly composite returns were calculated by weighting each account’s monthly return by its beginning value as a percentage of the total composite’s beginning market value. Other composite returns were calculated by geometrically linking the monthly returns.

Average Annual Total Returns (periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since 11/15/95[1]
Strategy Composite[2]	-46.63%	8.03%	14.60%	8.97%
S&P North American Natural Resources Sector Index™[3] (reflects no deduction for fees, expenses, or taxes)	-42.55%	8.96%	8.37%	—
S&P 500® Index[4] (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%	5.04%

1	Inception date of the Strategy Composite.

2	Returns have been adjusted to reflect the level of expenses that is expected to be borne by Class II shareholders of the Series as reflected in the Annual Fund Operating Expenses table.

3

The S&P North American Natural Resources Sector Index™ is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. The index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. The index does not incur fees or expenses.

RS Global Natural Resources VIP Series	Prospectus	•••	023

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_GNR

Prospectus

May 1, 2009

RS Variable Products Trust

RS Mid Cap Growth VIP Series

(formerly RS MidCap Opportunities VIP Series)

Class II Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Mid Cap Growth VIP Series

(formerly RS MidCap Opportunities VIP Series)

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Series invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•	whether the company has experienced or has the potential for superior earnings-per-share growth;

•	whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•	whether the company has a superior management team.

RS Investments may consider selling a security for the Series if, for example, in RS Investments’ judgment:

•	the price of the security appears relatively high or attains RS Investments’ price target;

•	the company’s business fundamentals turn negative;

•	another investment may offer a better opportunity;

•	the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $18.5 billion, based on the size of the largest company on March 31, 2009).

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

02	•••	Prospectus	RS Mid Cap Growth VIP Series

Mid-sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Series has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 5 and “Other Investment Strategies and Risks” beginning on page 9 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing the Series’ performance since inception and by comparing the Series’ returns with those of a broad measure of market performance. The Series’ brief performance history may not be indicative of future results and should not be viewed as necessarily presenting a general idea of the risks of investing in the Series. The bar chart shows the performance of the Class II shares of the Series for the past calendar year. The table compares the Series’ performance with a broad-based market index. The return in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the return would be lower

RS Mid Cap Growth VIP Series	Prospectus	•••	03

Best Quarter
Second Quarter 2008	-0.37%

Worst Quarter
Fourth Quarter 2008	-23.26%

than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class II Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	Since Inception (7/31/2007)
Class II shares	-50.81%	-39.90%
Russell MidCap® Growth[1]	-44.32%	-32.50%

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The table on the next page shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented, but not to exceed the expense limitation shown.

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Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Manage- ment Fees	Distri- bution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class II shares	0.85%	0.25%	6.59%	7.69%	-6.69%	1.00%

[1]	“Other Expenses” are restated based upon amounts for the current fiscal year.
[2]

An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2010. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class II shares	$102	$1,659	$3,133	$6,485

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below and in the following pages because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

RS Mid Cap Growth VIP Series	Prospectus	•••	05

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demands for the issuer’s goods and services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a partic-

06	•••	Prospectus	RS Mid Cap Growth VIP Series

ular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the

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Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small and Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

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Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more — detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

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Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund

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investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.00% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. Steve is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. She is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. Ms. Thacker is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst in the energy group at Merrill Lynch & Company for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

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D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. He is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series’ Class II shares, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.25% on Class II shares. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC. Because Rule 12b-1 fees are paid out of the Series’ Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

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RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the Series’ average daily net assets, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in the Series. The Series may in the future make payments to RS Investments to reimburse it for all or some of those amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to the Series’ distribution plan.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the

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NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments attempts to monitor aggregate cash flows to and from the Series by the insurance company separate accounts that invest in the Series. If high cash flows indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has informed the Series that it has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

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There can be no guarantee that RS Investments’ or the Series’ efforts will be successful in preventing all excessive trading activity or that market timers will not employ new strategies designed to evade detection. The Series’ and RS Investments’ ability to detect harmful trading activity will also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series will generally not be able to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. As a result of the foregoing, the Series’ and RS Investments’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies, and cooperation of GIAC. The Series intends to apply any restrictions uniformly to all contractowners that GIAC detects as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the effect that income and gains produced by those assets would be currently included in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

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Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

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For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC and its affiliates own all of the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Mid Cap Growth VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, or, if shorter, the period of the Series’ operations, based on the financial information of the Series. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Period from 07/31/07[1] to 12/31/07[2]
Net asset value, beginning of period	$9.86	$10.00

Net investment loss	$(0.22)	(0.30)
Net realized and unrealized gain	$(4.79)	0.16
Total from Investment Operations	$(5.01)	(0.14)

Distributions from net investment income	$—	—
Distributions from net realized capital gains	$—	—
Total Distributions	$—	—

Net asset value, end of period	$4.85	$9.86
Total Return[3]	(50.81)%	(1.40)%

Net assets, end of period (thousands)	$818	$1,148
Net ratio of expenses to average net assets[4]	4.74%	6.00%
Gross ratio of expenses to average net assets	8.80%	6.00%
Net ratio of net investment loss to average net assets[4]	(4.25)%	(5.42)%
Gross ratio of net investment loss to average net assets	(8.31)%	(5.42)%
Portfolio turnover rate	321%	116%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Net ratio of expenses to average net assets and net ratio of net investment loss to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS Mid Cap Growth VIP Series	Prospectus	•••	019

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_MCG

Prospectus

May 1, 2009

RS Variable Products Trust

RS Technology VIP Series

Class II Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Technology VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in technology companies. RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•	whether the company has experienced strong revenue growth;

•	whether the company appears to have a strong competitive position;

•	whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

RS Investments currently intends to focus the Series’ investments in companies it considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The Series may also invest in other types of companies within the technology sector. The following examples illustrate the wide range of products and services provided by technology companies in which RS Investments currently intends to invest:

•

computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•	telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•	e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•	medical products and services developed or provided through or using the Internet;

•	multimedia products and services;

•	information services, outsourcing, and data processing;

•	dissemination of market, economic, and financial information.

A particular company will be considered to be in the technology sector if, at the time of investment, at least 50% of the company’s assets, gross income, or net profits are, in RS Investments’ judgment, committed to, or derived from, industries in the technology sector. A company will also be considered to be in the technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Series if, for example, in RS Investments’ judgment:

•	the price of the security appears high relative to the company’s prospects;

•	the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may pur-

02	•••	Prospectus	RS Technology VIP Series

chase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis that of any of the factors described above or any other factors it may at its discretion consider. In recent periods, the Series has frequently held a substantial portion of its assets in cash and cash equivalents. The Series may, but will not necessarily, do so in the future.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in technology companies. The Series may invest in companies of any size. Under current market conditions, the Series will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely to the extent that they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

RS Technology VIP Series	Prospectus	•••	03

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. The Series will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing the Series’ performance since inception and by comparing the Series’ returns with those of a broad measure of market performance. The Series’ brief performance history may not be indicative of future results and should not be viewed as necessarily presenting a general idea of the risks of investing in the Series. The bar chart shows the performance of the Class II shares of the Series for the past calendar year. The table compares the Series’ performance with a broad-based market index. The return in the bar chart and the table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the return would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

04	•••	Prospectus	RS Technology VIP Series

Best Quarter
Second Quarter 2008	4.61%

Worst Quarter
Fourth Quarter 2008	-27.40%

Annual Return for Class II Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	Since Inception (7/31/2007)
Class II shares	-51.30%	-38.09%
S&P North American Technology Sector Index™*	-43.79%	-30.35%

*

The S&P North American Technology Sector IndexTM (formerly S&P GSTITM Composite Index) is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The table on the next page shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Total Annual Fund Operating Expenses are estimated to be 4.95%.

RS Technology VIP Series	Prospectus	•••	05

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class II shares	1.00%	0.25%	3.10%	4.35%

[1]	“Other Expenses” are restated based upon amounts for the current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class II shares	$436	$1,318	$2,211	$4,494

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Series.

06	•••	Prospectus	RS Technology VIP Series

The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Concentration Risk

The Series will concentrate its investments in companies in a particular sector as described in the Series Summary. When the Series concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Series than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of the Series’ shares in response to factors affecting or expected to affect a sector in which the Series concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Series. Such inflows or outflows might affect management of the Series adversely, to the extent that they were to cause the Series’ cash position or cash requirements to exceed normal levels.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demands for the issuer’s goods and services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even

RS Technology VIP Series	Prospectus	•••	07

under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready mar-

08	•••	Prospectus	RS Technology VIP Series

ket for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small and Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition.

RS Technology VIP Series	Prospectus	•••	09

Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

010	•••	Prospectus	RS Technology VIP Series

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under liquidity risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts, or, foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

RS Technology VIP Series	Prospectus	•••	011

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in the information technology sector may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

012	•••	Prospectus	RS Technology VIP Series

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 1.00% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. Steve has been a co-portfolio manager of the Series since its inception. He is also co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since its inception. She is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining the firm in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst for the energy investment banking group at Merrill Lynch for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate accounts buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

RS Technology VIP Series	Prospectus	•••	013

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series’ Class II shares, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.25% on Class II shares. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC. Because Rule 12b-1 fees are paid out of the Series’ Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the Series’ average daily net assets, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in the Series. The Series may in the future make payments to RS Investments to reimburse it for all or some of those amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to the Series’ distribution plan.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 pm eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation

014	•••	Prospectus	RS Technology VIP Series

methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates

RS Technology VIP Series	Prospectus	•••	015

its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments attempts to monitor aggregate cash flows to and from the Series by the insurance company separate accounts that invest in the Series. If high cash flows indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has informed the Trust that it has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

There can be no guarantee that RS Investments’ or the Series’ efforts will be successful in preventing all excessive trading activity or that market timers will not employ new strategies designed to evade detection. The Series’ and RS Investments’ ability to detect harmful trading activity will also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series will generally not be able to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. As a result of the foregoing, the Series’ and RS Investments’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies, and cooperation of GIAC. The Series intends to apply any restrictions uniformly to all contractowners that GIAC detects as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to

016	•••	Prospectus	RS Technology VIP Series

shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contract owner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

RS Technology VIP Series	Prospectus	•••	017

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC and its affiliates own all of the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

018	•••	Prospectus	RS Technology VIP Series

Financial Highlights

RS Technology VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, or, if shorter, the period of the Series’ operations, based on the financial information of the Series. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Period from 07/31/07[1] to 12/31/07[2]
Net asset value, beginning of period	$10.39	$10.00

Net investment Loss	$(0.23)	(0.20)
Net realized and unrealized gain	$(5.10)	0.59
Total from Investment Operations	$(5.33)	0.39

Distributions from net investment income	$—	—
Distributions from net realized capital gains	$—	—
Total Distributions	—	—
Net asset value, end of period	$5.06	$10.39
Total Return[3]	(51.30)%	3.90%

Net assets, end of period (thousands)	$1,440	$1,914
Net ratio of expenses to average net assets[4]	4.92%	4.77%
Gross ratio of expenses to average net assets	4.93%	4.77%
Net ratio of net investment loss to average net assets[4]	(4.08)%	(4.14)%
Gross ratio of net investment loss to average net assets	(4.09)%	(4.14)%
Portfolio turnover rate	137%	56%

[1]	Commencement of operations.

[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS Technology VIP Series	Prospectus	•••	019

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_T

Prospectus

May 1, 2009

RS Variable Products Trust

RS Small Cap Growth Equity VIP Series

(formerly RS Small Cap Core Equity VIP Series)

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Small Cap Growth Equity VIP Series

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Series invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•	whether the company has experienced strong revenue growth;

•	whether the company appears to have a strong competitive position;

RS Investments may consider selling a security for the Series, if, for example, in RS Investments’ judgment:

•	the price of the security appears high relative to the company’s prospects;

•	the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Series may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of March 31, 2009, the market capitalization of companies in the Russell 2000® Index ranged between approximately $3.2 million and $4.3 billion.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

02	•••	Prospectus	RS Small Cap Growth Equity VIP Series

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Series has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 9 for a description of these and other risks of investing in the Series.

RS Small Cap Growth Equity VIP Series	Prospectus	•••	03

Best Quarter
Fourth Quarter 1999	38.59%

Worst Quarter
Fourth Quarter 2008	-22.14%

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian Small Cap Stock Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

04	•••	Prospectus	RS Small Cap Growth Equity VIP Series

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (5/01/97)
Class I shares	-35.18%	-1.63%	2.99%	4.68%
Russell 2000® Growth Index[1] (reflects no deduction for fees, expenses, or taxes)	-38.54%	-2.35%	-0.76%	1.46%
Russell 2000® Index[2] (reflects no deduction for fees, expenses, or taxes)	-33.79%	-0.93%	3.02%	4.52%

1

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

2

The Russell 2000® Index measures the performance of the 2.000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.75%	N/A	0.11%	0.86%

RS Small Cap Growth Equity VIP Series	Prospectus	•••	05

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$88	$274	$477	$1,061

Additional Information About Investment

Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be

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inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio manager views as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

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Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Limited Portfolio Risk

The Series may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Series invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Series may affect its value more than if it invested in a larger number of issuers.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily avail-able, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor short-ages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/ asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse

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developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more detailed information about certain of the securities and

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the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes, to facilitate redemptions, or as part of its investment strategies. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

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Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under the federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if

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the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in equity securities of small-capitalization companies

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may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.75% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. Steve has been a co-portfolio manager of the Series since April 2009. He is also co-portfolio manager of RS Technology VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since April 2009. Melissa is also a co-portfolio manager of RS Mid Cap Growth VIP Series, another series of the Trust. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and- acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

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Allison K. Thacker is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since April 2009. She is also a co-portfolio manager of RS Technology VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining the firm in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst for the energy investment banking group at Merrill Lynch for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy, CFA is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since April 2009. He is also co-portfolio manager of RS Mid Cap Growth VIP Series, another series of the Trust. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

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How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be

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sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

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The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

RS Small Cap Growth Equity VIP Series	Prospectus	•••	017

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

018	•••	Prospectus	RS Small Cap Growth Equity VIP Series

Financial Highlights

RS Small Cap Growth Equity VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years ended after December 31, 2005, have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$11.82	$15.03	$14.13	$17.22	$17.83

Net investment income/(loss)	$0.01	0.13	0.02	0.04	(0.05)
Net realized and unrealized gain/(loss)	$(4.17)	0.60	2.35	(0.08)	2.66
Total from Investment Operations	$(4.16)	0.73	2.37	(0.04)	2.61

Distributions from net investment income	$(0.01)	(0.14)	—	(0.04)	—
Distributions from net realized capital gains	$(0.08)	(3.80)	(1.47)	(3.01)	(3.22)
Return of Capital	$(0.06)	—	—	—	—
Total Distributions	$(0.15)	(3.94)	(1.47)	(3.05)	(3.22)

Net asset value, end of period	$7.51	$11.82	$15.03	$14.13	$17.22
Total Return[1]	(35.18)%	5.13%	17.17%	0.16%	15.17%

Net assets, end of period (thousands)	$88,939	$203,087	$233,010	$239,079	$304,309
Net ratio of expenses to average net assets[2]	0.85%	0.85%	0.85%	0.84%	0.82%
Gross ratio of expenses to average net assets	0.86%	0.85%	0.85%	0.84%	0.82%
Net ratio of net investment income/(loss) to average net assets[2]	0.06%	0.68%	0.12%	0.24%	(0.28)%
Gross ratio of net investment income/(loss) to average net assets	0.05%	0.68%	0.12%	0.24%	(0.28)%
Portfolio turnover rate	118%	149%	136%	133%	125%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income/(loss) to average net assets include the effect of custody credits, if applicable.

RS Small Cap Growth Equity VIP Series	Prospectus	•••	019

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that signicantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_SCCE

Prospectus

May 1, 2009

RS Variable Products Trust

RS International Growth VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS International Growth VIP Series

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Baillie Gifford Limited (“GBG”) to act as subadviser to the Series. GBG has engaged Baillie Gifford Overseas Limited (“BG Overseas”) to act as sub-subadviser to the Series. BG Overseas seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•	earnings growth;

•	cash flow growth;

•	profitability;

•	debt and interest cover; and

•	valuation.

To determine how to allocate the Series’ assets geographically, BG Overseas evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, the growth potential of economies and securities markets, technological developments, and political and social conditions.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Series, BG Overseas may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at discretion consider.

Principal Investments

The Series normally invests at least 80% of the value of the Series’ net assets in common stocks and convertible securities issued by companies domiciled outside of the United States. The Series does not usually focus its investments in a particular industry or country. In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Growth Index for Europe, Australasia, and the Far East (“EAFE”). A significant part of the Series’ assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Series can invest in any one country. Up to 10% of the Series’ total assets may be invested in countries in emerging markets when BG Overseas believes it would be appropriate to do so.

02	•••	Prospectus	RS International Growth VIP Series

The Series also may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive measure, if BG Overseas believes investing in foreign equity securities is too risky, the Series may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent that the Series assumes a temporary defensive position, it may not achieve its investment objective during that time.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Currency Risk

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Emerging Market Risk

To the extent that the Series invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue

RS International Growth VIP Series	Prospectus	•••	03

from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly organized and small, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in investments previously described, the ability of the Series to meet its objective may be limited.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of two broad measures of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with two broad-based market indexes. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian Baillie Gifford International Growth Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

04	•••	Prospectus	RS International Growth VIP Series

Best Quarter
Fourth Quarter 1999	27.00%

Worst Quarter
Fourth Quarter 2008	-23.07%

Annual Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (2/8/91)
Class I shares	-43.28%	1.75%	0.33%	5.89%
MSCI EAFE Growth Index* (reflects no deduction for fees, expenses, or taxes)	-42.46%	1.77%	-1.01%	2.85%
MSCI EAFE Index** (reflects no deduction for fees, expenses, or taxes)	-43.06%	2.10%	1.18%	4.66%

*	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is an index that is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

**	The Morgan Stanley Capital International (MSCI) Index for Europe, Australasia, and Far East (EAFE) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.80%	N/A	0.11%	0.91%

RS International Growth VIP Series	Prospectus	•••	05

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$93	$290	$504	$1,120

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the

Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

06	•••	Prospectus	RS International Growth VIP Series

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. BG Overseas will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Currency Risk

Since foreign securities normally are denominated and traded in foreign currencies, the value of a Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency ex-change rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the value of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than

RS International Growth VIP Series	Prospectus	•••	07

for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Series. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for the Series to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Series to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio manager views as unfavorable for equity securities.

08	•••	Prospectus	RS International Growth VIP Series

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when BG Overseas would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a lim-

RS International Growth VIP Series	Prospectus	•••	09

ited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, BG Overseas may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that BG Overseas might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate.

Defensive Strategies

At times, BG Overseas may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, BG Overseas may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that BG Overseas believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the

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Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If BG Overseas misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If BG Overseas determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if BG Overseas misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Overweighting

Overweighting investments in an industry or group of industries increases the risk that a Series will suffer a greater loss because of declines in the

RS International Growth VIP Series	Prospectus	•••	011

prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for BG Overseas to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by BG Overseas in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Underweighting

If a Series underweights its investment in an industry or group of industries in relation to a Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

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When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Guardian Baillie Gifford Limited (“GBG”) and BG Overseas serve as the investment subadviser and investment sub-subadviser, respectively, for the Series. GBG is an investment management company based in Edinburgh, Scotland. The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”), owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom GBG is authorized and regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Subject to such policies as the Trustees may determine, BG Overseas furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. BG Overseas is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers, and negotiating commissions. In selecting broker-dealers, BG Overseas may consider research and brokerage services furnished to it and its affiliates. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GBG, BG Overseas, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

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For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.80% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and sub-advisory agreements for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Gerard Callahan has been a member of the investment management team of the Series since 2007. Gerard became Head of the UK Investment Team in 2008 and is a partner of Baillie Gifford & Co., where he has worked since 1991. He received a B.A. in Politics, Philosophy and Economics from Oxford University.

Craig Collins has been a member of the investment management team of the Series since March 2008. Craig joined Baillie Gifford & Co. in 2000 and is an investment manager in the Emerging Markets Department. Craig received a BSc in Chemical Physics from Glasgow University and a Ph.D. in Chemistry from Robinson College, Cambridge in 1996 and 1999, respectively.

Joseph M. Faraday has been a member of the investment management team of the Series since 2005.* Joseph joined Baillie Gifford & Co.’s graduate program in 2002 and is an investment manager in the developed Asia including Japan investment team. Joseph holds an MEng in Chemical Engineering from Cambridge University.

Paul Faulkner has been a member of the investment management team of the Series since June 2008. Paul joined Baillie Gifford & Co. in 2000 and since then has had experience with both the United Kingdom and European investment teams. Paul holds a BSc in geology from University of Edinburgh, an MSc in petroleum geo-science from Imperial College, and a PhD in geology/geophysics from Cambridge University.

*	Includes service as the portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

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The Series ordinarily will make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days

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when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information

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about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s

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gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

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For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS International Growth VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$24.09	$21.69	$17.80	$15.60	$13.40

Net investment income	$0.42	0.29	0.20	0.22	0.16
Net realized and unrealized gain	$(10.88)	2.94	3.92	2.24	2.08
Total from Investment Operations	$(10.46)	3.23	4.12	2.46	2.24

Distributions from net investment income	$(0.36)	(0.83)	(0.23)	(0.26)	(0.04)
Distributions from net realized capital gains	$(0.46)	—	—	—	—
Total Distributions	$(0.82)	(0.83)	(0.23)	(0.26)	(0.04)

Net asset value, end of period	$12.81	$24.09	$21.69	$17.80	$15.60
Total Return[1]	(43.28)%	15.02%	23.43%	16.02%	16.72%

Net assets, end of period (thousands)	$188,697	$318,968	$280,371	$210,859	$189,858
Net ratio of expenses to average net assets[2]	0.91%	0.96%	1.04%	1.05%	1.01%
Gross ratio of expenses to average net assets	0.91%	0.96%	1.04%	1.05%	1.01%
Net ratio of net investment income to average net assets[2]	2.03%	1.14%	1.06%	1.30%	1.03%
Gross ratio of net investment income to average net assets	2.03%	1.14%	1.06%	1.30%	1.03%
Portfolio turnover rate	38%	27%	22%	28%	24%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

020	•••	Prospectus	RS International Growth VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_IG

Prospectus

May 1, 2009

RS Variable Products Trust

RS Emerging Markets VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Emerging Markets VIP Series

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Baillie Gifford Limited (“GBG”) to act as subadviser to the Series. GBG has engaged Baillie Gifford Overseas Limited (“BG Overseas”) to act as sub-subadviser to the Series. BG Overseas seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well managed and enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•	earnings growth;

•	cash flow growth;

•	profitability;

•	debt and interest cover; and

•	valuation.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Series, BG Overseas may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Series normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. The Series defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. In constructing the portfolio, BG Overseas takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Free (EMF) Index.

The Series expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia,

02	•••	Prospectus	RS Emerging Markets VIP Series

Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. BG Overseas determines the universe of emerging market countries, and this list may change based on BG Overseas’ assessment of a country’s suitability for investment.

The Series may invest up to 20% of the Series’ net assets in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as “high-yield” securities or “junk bonds”). The Series may invest up to 10% of the Series’ assets in below-investment-grade securities.

The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive strategy, the Series may significantly change its portfolio if BG Overseas believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Series may acquire foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent that the Series assumes a temporary defensive position, it may not achieve its investment objective during that time.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Currency Risk

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions

RS Emerging Markets VIP Series	Prospectus	•••	03

to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Emerging Market Risk

To the extent that the Series invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly organized and small, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in investments previously described, the ability of the Series to meet its objective may be limited.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 7 and “Other Investment Strategies and Risks” beginning on page 12 for a description of these and other risks of investing in the Series.

04	•••	Prospectus	RS Emerging Markets VIP Series

Best Quarter
Fourth Quarter 1999	38.82%

Worst Quarter
Fourth Quarter 2008	-30.18%

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to the Baillie Gifford Emerging Markets Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2007. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

RS Emerging Markets VIP Series	Prospectus	•••	05

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (10/17/94)
Class I shares	-56.65%	8.31%	11.00%	6.08%
MSCI EMF Index* (reflects no deduction for fees, expenses, or taxes)	-53.18%	8.02%	9.31%	2.31%

*	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an index that is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Annual Fund Operating Expenses are estimated to be 1.40%.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	1.00%	N/A	0.18%	1.18%

06	•••	Prospectus	RS Emerging Markets VIP Series

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$120	$375	$649	1,432

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

RS Emerging Markets VIP Series	Prospectus	•••	07

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. BG Overseas will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Currency Risk

Since foreign securities normally are denominated and traded in foreign currencies, the value of a Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, a Series may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the value of a Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments

08	•••	Prospectus	RS Emerging Markets VIP Series

of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are is based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency

RS Emerging Markets VIP Series	Prospectus	•••	09

depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Series. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for the Series to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Series to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio manager views as unfavorable for equity securities.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline sig-

010	•••	Prospectus	RS Emerging Markets VIP Series

nificantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when BG Overseas would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Small Companies Risk

Small companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, BG Overseas may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

RS Emerging Markets VIP Series	Prospectus	•••	011

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that BG Overseas might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, BG Overseas may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, BG Overseas may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that BG Overseas believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a speci-

012	•••	Prospectus	RS Emerging Markets VIP Series

fied future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If BG Overseas misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under the federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If BG Overseas determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies, and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if BG Overseas misjudges the direction of the market for a security, the Series could lose money by using options—more money than it would have lost by investing directly in the security.

Overweighting

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of

RS Emerging Markets VIP Series	Prospectus	•••	013

the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for BG Overseas to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by BG Overseas in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Underweighting

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S.

014	•••	Prospectus	RS Emerging Markets VIP Series

government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in securities of emerging market companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Guardian Baillie Gifford Limited (“GBG”) and BG Overseas serve as the investment subadviser and investment sub-subadviser, respectively, for the Series. BG Overseas is an investment management company based in Edinburgh, Scotland. The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”), owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom. GBG is authorized and regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Subject to such policies as the Trustees may determine, BG Overseas provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments.

BG Overseas is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers, and negotiating commissions. In selecting broker-dealers, BG Overseas may consider research and brokerage services furnished to it and its affiliates. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Emerging Markets VIP Series	Prospectus	•••	015

It is possible that RS Investments, GBG, BG Overseas, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series. For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 1.00% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreements for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Edward H. Hocknell has been a member of the investment management team of the Series since its inception.* Edward is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. Edward holds a B.A. from Oxford University.

Richard E. Sneller has been a member of the investment management team of the Series since its inception.* He joined Baillie Gifford & Co. in 1994 and is an investment manager in the emerging markets investment team. Richard is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

William Sutcliffe has been a member of the investment management team of the Series since 2001.* He joined Baillie Gifford & Co. in 1999 and is an investment manager in the emerging markets investment team. William holds an M.A. in History from Glasgow University.

*	Includes service as the portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

016	•••	Prospectus	RS Emerging Markets VIP Series

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore

RS Emerging Markets VIP Series	Prospectus	•••	017

may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also

018	•••	Prospectus	RS Emerging Markets VIP Series

be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to cer-

RS Emerging Markets VIP Series	Prospectus	•••	019

tain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

020	•••	Prospectus	RS Emerging Markets VIP Series

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Emerging Markets VIP Series	Prospectus	•••	021

Financial Highlights

RS Emerging Markets VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$29.44	$24.55	$21.46	$16.43	$13.60

Net investment income	$0.18	0.38	0.16	0.19	0.11
Net realized and unrealized gain	$(16.87)	10.49	7.33	6.35	3.09
Total from Investment Operations	$(16.69)	10.87	7.49	6.54	3.20

Distributions from net investment income	$(0.04)	(0.62)	(0.17)	(0.18)	(0.03)
Distributions from net realized capital gains	$(1.57)	(5.36)	(4.23)	(1.33)	(0.34)
Return of capital	$(0.03)	—	—	—	—
Total Distributions	$(1.64)	(5.98)	(4.40)	(1.51)	(0.37)

Net asset value, end of period	$11.11	$29.44	$24.55	$21.46	$16.43
Total Return[1]	(56.65)%	45.40%	36.19%	40.51%	23.56%

Net assets, end of period (thousands)	$79,807	$246,687	$176,661	$123,478	$74,081
Net ratio of expenses to average net assets[2]	1.18%	1.26%	1.43%	1.51%	1.57%
Gross ratio of expenses to average net assets	1.18%	1.26%	1.45%	1.51%	1.57%
Net ratio of net investment income to average net assets[2]	0.81%	1.16%	0.58%	1.08%	0.76%
Gross ratio of net investment income to average net assets	0.81%	1.16%	0.57%	1.08%	0.76%
Portfolio turnover rate	61%	54%	62%	41%	75%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov,which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_EM

Prospectus

May 1, 2009

RS Variable Products Trust

RS Investment Quality Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Investment Quality Bond VIP Series

Investment Objective

To seek a high level of current income and capital appreciation without undue risk to principal.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

GIS allocates the Series’ investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•	the yield paid by the security;

•	potential appreciation in the value of the security;

•	the credit quality of the issuer;

•	maturity; and

•	the degree of risk associated with a specific security relative to other securities in the sector.

The Series seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Although GIS may consider the factors described above in purchasing or selling investments for the Series, GIS may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Series normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as “high yield” securities or “junk bonds”; normally, less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Series may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

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The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate

RS Investment Quality Bond VIP Series	Prospectus	•••	03

Best Quarter
Third Quarter 2001	4.89%

Worst Quarter
Second Quarter 2004	-2.57%

the realization of taxable income to shareholders, and increase transaction costs. In recent periods, the Series has experienced annual portfolio turnover in excess of 200% and will likely experience high portfolio turnover rates in the future.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 9 for a description of these and other risks of investing in the Series.

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian Bond Fund, Inc., a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

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Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (5/1/83)
Class I shares	0.47%	3.47%	4.91%	7.55%
Barclays Capital U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	5.24%	4.65%	5.63%	8.27%

*	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. Unlike the Series, the index does not incur fees or expenses. Since inception performance of the index is measured from April 30, 1983, the month end prior to the Series’ commencement of operations.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.50%	N/A	0.07%	0.57%

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$58	$183	$318	$714

RS Investment Quality Bond VIP Series	Prospectus	•••	05

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the

Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objectives, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objectives and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

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The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency

RS Investment Quality Bond VIP Series	Prospectus	•••	07

exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-

08	•••	Prospectus	RS Investment Quality Bond VIP Series

than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. To the extent that the shares of the Series are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the performance of the Series, and increase transaction costs.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

RS Investment Quality Bond VIP Series	Prospectus	•••	09

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Credit Derivatives

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objectives.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or

010	•••	Prospectus	RS Investment Quality Bond VIP Series

foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate mar-

RS Investment Quality Bond VIP Series	Prospectus	•••	011

ket value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objectives.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in investment-grade debt securities may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

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Subject to such policies as the Trustees may determine, GIS furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker- dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.50% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Howard W. Chin has been a co-portfolio manager of the Series since 1998.* Howard is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. Howard has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr., has been a co-portfolio manager of the Series since 2004.* Mr. Crimmins is also a co-portfolio manager of the RS Low Duration Bond VIP Series, another series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that he was an assistant vice president of fixed-income investments of Guardian Life. He holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and

RS Investment Quality Bond VIP Series	Prospectus	•••	013

variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

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All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If

RS Investment Quality Bond VIP Series	Prospectus	•••	015

high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

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In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to

RS Investment Quality Bond VIP Series	Prospectus	•••	017

Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Investment Quality Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of period	$11.95		$11.78		$11.82		$12.11		$12.25

Net investment income	$0.61		0.53		0.52		0.50		0.51
Net realized and unrealized gain/(loss)	$(0.56)		0.20		(0.03)		(0.21)		0.00	[2]
Total from Investment Operations	$0.05		0.73		0.49		0.29		0.51

Distributions from net investment income	$(0.61)		(0.56)	[1]	(0.53)		(0.49)		(0.52)
Distributions from net realized capital gains	$(0.07)		—		(0.00)	[2]	(0.09)		(0.13)
Total Distributions	$(0.68)		(0.56)		(0.53)		(0.58)		(0.65)

Net asset value, end of period	$11.32		$11.95		$11.78		$11.82		$12.11
Total Return[3]	0.47%		6.22%		4.19%		2.35%		4.21%

Net assets, end of period (thousands)	$419,579		$473,404		$386,035		$328,708		$345,993
Net ratio of expenses to average net assets[4]	0.56%	[5]	0.59%		0.60%	[5]	0.59%	[5]	0.57%
Gross ratio of expenses to average net assets	0.57%		0.59%		0.60%		0.59%		0.57%
Net ratio of net investment income to average net assets[4]	4.57%		4.79%		4.61%		4.06%		4.02%
Gross ratio of net investment income to average net assets	4.56%		4.79%		4.61%		4.06%		4.02%
Portfolio turnover rate	186%		145%		130%		169%		217%

Distributions reflect actual per-share amounts distributed for the period.

1	Includes return of capital distribution of less than $0.00 per share.

2	Rounds to $0.00 per share.

3	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

4	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

5	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio was 0.56% in 2008, 0.59% in 2006 and 0.58% in 2005.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semi-annual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_1QB

Prospectus

May 1, 2009

RS Variable Products Trust

RS Low Duration Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Low Duration Bond VIP Series

Investment Objective

A high level of current income consistent with preservation of capital.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadvisor to the Series. The Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

GIS allocates the Series’ investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•	the yield paid by the security;

•	potential appreciation in the value of the security;

•	the credit quality of the issuer;

•	maturity; and

•	the degree of risk associated with a specific security relative to other securities in the sector.

The Series tends to have an average duration within a range of one to three years and an average maturity of one and three years. The Series seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

Although GIS may consider the factors described above in purchasing or selling investments for the Series, GIS may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Series normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as “high yield securities” or “junk bonds”; normally, less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Series may

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invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods the Series has experienced portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

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Best Quarter
First Quarter 2008	2.02%

Worst Quarter
Second Quarter 2004	-1.12%

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past five calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian VC Low Duration Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart below and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

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Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (8/28/03)
Class I shares	3.56%	3.04%	3.03%
Barclays Capital U.S. Government 1-3 Year Bond Index* (reflects no deduction for fees, expenses, or taxes)	6.66%	4.10%	4.06%

*	The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.45%	N/A	0.23%	0.68%

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Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown on the previous page under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$69	$218	$379	$847

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the ”Trust”) may change the investment objective and policies of the Series without a vote of the shareholders unless otherwise specifically stated.

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Principal Risks

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of

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such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market

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values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/

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asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Credit Derivatives

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

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Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

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Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in debt securities may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

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Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008 GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.45% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Howard W. Chin has been a co-portfolio manager of the Series since 2003.* Howard is also a co-portfolio manager of the RS Investment Quality Bond VIP Series, another Series of the Trust. Howard has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets at Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr., has been a co-portfolio manager of the Series since 2004.* He is also a co-portfolio manager of the RS Investment

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Quality Bond VIP Series, another Series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed income investments at Guardian Life. Robert holds a B.A. in Finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked

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prices. Securities traded on the NASDAQ Stock Market LLC. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all

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shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute

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substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

RS Low Duration Bond VIP Series	Prospectus	•••	017

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

018	•••	Prospectus	RS Low Duration Bond VIP Series

Financial Highlights

RS Low Duration Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$9.91	$9.82	$9.81		$9.97	$10.06

Net investment income	$0.32	0.45	0.38		0.28	0.18
Net realized and unrealized gain/(loss)	$0.03	0.09	0.01		(0.16)	(0.09)
Total from Investment Operations	$0.35	0.54	0.39		0.12	0.09

Distributions from net investment income	$(0.32)	(0.45)	(0.38)		(0.28)	(0.18)
Distributions from net realized capital gains	$—	—	—		—	—
Total Distributions	$(0.32)	(0.45)	(0.38)		(0.28)	(0.18)

Net asset value, end of period	$9.94	$9.91	$9.82		$9.81	$9.97
Total Return[1]	3.56%	5.48%	4.07%		1.25%	0.91%
Net assets, end of period (thousands)	$33,679	$26,935	$27,969		$27,378	$23,657
Net ratio of expenses to average net assets[2]	0.68%	0.70%	0.71%	[3]	0.79%	0.81%
Gross ratio of expenses to average net assets	0.68%	0.79%	0.72%		0.79%	0.81%
Net ratio of net investment income to average net assets[2]	3.46%	4.38%	3.88%		2.94%	2.11%
Gross ratio of net investment income to average net assets	3.46%	4.29%	3.87%		2.94%	2.11%
Portfolio turnover rate	136%	69%	78%		109%	90%

Distributions	reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

3	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

RS Low Duration Bond VIP Series	Prospectus	•••	019

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_LDB

Prospectus

May 1, 2009

RS Variable Products Trust

RS High Yield Bond VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS High Yield Bond VIP Series

Investment Objective

To seek current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Series invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations at the time of purchase or, if unrated, have been determined by GIS to be of comparable quality.

GIS considers several factors in purchasing and selling securities relative to the price of the security, such as:

•	the earnings patterns of the issuer;

•	the financial history of the issuer;

•	the management structure of the issuer; and

•	the general prospects of the issuer.

GIS considers the duration and the maturity of the Series’ portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Series invests. There is no lower limit on the rating of securities that may be in the Series. Some of the securities that the Series buys and holds may be in default, giving them a lower rating.

Although GIS may consider the factors described above in purchasing or selling investments for the Series, GIS may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Series normally invests at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade, commonly known as “high yield” securities or “junk bonds.” A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by GIS to be of comparable quality. The debt securities in which the Series invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “pay-in-kind” securities, and convertible bonds. The Series may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.

The Series may invest in common and preferred stocks as well as warrants to purchase common stocks, bonds, or other securities; typically not more than 20% of the Series’ assets will be invested in these types of securities.

The Series also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Series also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in

02	•••	Prospectus	RS High Yield Bond VIP Series

debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

As a temporary defensive strategy, the Series may invest some or all of its assets in investment-grade debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Series assumes a temporary defensive position, it may not achieve its investment objectives during that time.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 5 and “Other Investment Strategies and Risks” beginning on page 9 for a description of these and other risks of investing in the Series.

RS High Yield Bond VIP Series	Prospectus	•••	03

Best Quarter
Second Quarter 2003	5.94%

Worst Quarter
Fourth Quarter 2008	-13.25%

Series Performance

The chart and the table below provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past nine calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian VC High Yield Bond Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table below includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (9/13/99)
Class I shares	-20.83%	-0.27%	1.78%
Barclays Capital U.S. Corporate High-Yield Bond Index* (reflects no deduction for fees, expenses, or taxes)	-26.16%	-0.80%	2.19%

*	The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. Unlike the Series, the index does not incur fees or expenses.

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Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.60%	N/A	0.17%	0.77%

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under “Total Annual Fund Operating Expenses. ”Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$79	$246	$428	$954

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the

Series, its investments, and the related risks.

RS High Yield Bond VIP Series	Prospectus	•••	05

There is no guarantee that the Series will achieve its objectives, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objectives and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are

06	•••	Prospectus	RS High Yield Bond VIP Series

highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as “high-yield” securities or “junk bonds”) are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be

RS High Yield Bond VIP Series	Prospectus	•••	07

more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore,

08	•••	Prospectus	RS High Yield Bond VIP Series

mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes, to facilitate redemptions, or as part of its investment strategies. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Credit Derivatives

The Series may enter into credit derivatives, including credit default swaps and credit default index investments. The Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust the Series’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Series of credit default swaps may have the effect of

RS High Yield Bond VIP Series	Prospectus	•••	09

creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Series to greater volatility than investments in more traditional-securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objectives.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transaction create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty and the Series may not be able to purchase the securities or other assets subject to the transaction.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

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Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

RS High Yield Bond VIP Series	Prospectus	•••	011

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when- issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS provides a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

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It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.60% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Marc Gross has been a member of the investment management team of the Series since July 2008. He is a senior director of Guardian Life. Marc is responsible for issuer and security selection for the Series, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in 2005, he was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Marc worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Marc holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

Howard G. Most has been a member of the investment management team of the Series since July 2008. Howard is a managing director and head of fixed income credit research at Guardian Life. He is the head of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Howard has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, he was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Howard began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Howard received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the

RS High Yield Bond VIP Series	Prospectus	•••	013

Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

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Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

RS High Yield Bond VIP Series	Prospectus	•••	015

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates

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in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in

RS High Yield Bond VIP Series	Prospectus	•••	017

person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS High Yield Bond VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$7.90	$8.47	$8.33	$8.60	$8.43

Net investment income	$0.63	0.67	0.61	0.55	0.58
Net realized and unrealized gain/(loss)	$(2.31)	(0.57)	0.14	(0.27)	0.17
Total from Investment Operations	$(1.68)	0.10	0.75	0.28	0.75

Distributions from net investment income	$(0.63)	(0.67)	(0.61)	(0.55)	(0.58)
Distributions from net realized capital gains	$ —	—	—	—	—
Total Distributions	$(0.63)	(0.67)	(0.61)	(0.55)	(0.58)

Net asset value, end of period	$5.59	$7.90	$8.47	$8.33	$8.60
Total Return[1]	(20.83)%	1.19%	9.17%	3.30%	9.22%

Net assets, end of period (thousands)	$47,250	$62,424	$64,358	$63,890	$63,340
Net ratio of expenses to average net assets[2]	0.76%	0.76%	0.76%	0.80%	0.79%
Gross ratio of expenses to average net assets	0.77%	0.80%	0.77%	0.80%	0.79%
Net ratio of net investment income to average net assets[2]	8.50%	7.49%	6.94%	6.35%	6.97%
Gross ratio of net investment income to average net assets	8.49%	7.45%	6.93%	6.35%	6.97%
Portfolio turnover rate	69%	97%	88%	88%	90%

Distributions	reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21 922.

Investment Company Act File No. 811-21922.

P918_HYB

Prospectus

May 1, 2009

RS Variable Products Trust

RS Money Market VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Frequent Purchases and Redemptions	10

Dividends, Distributions, and Taxes	11

Disclosure of Portfolio Holdings	12

Other Information About the Series	12

Financial Highlights	14

RS Money Market VIP Series

Investment Objective

To seek as high a level of current income as is consistent with liquidity and preservation of capital.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. GIS normally invests the Series’ assets in U.S. dollar-denominated, high-quality, short-term instruments. In buying and selling investments for the Series, GIS intends to comply with Rule 2a-7 under the Investment Company Act of 1940, which sets forth the requirements for money market funds regarding credit quality, diversification, and maturity.

Principal Investments

The Series normally invests in money market instruments, which are high-quality, short term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

GIS generally considers securities to be high-quality if they are rated in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one ratings organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. GIS seeks to cause the Series to have a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks

You may lose money by investing in the Series. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 4 and “Other Investment Strategies and Risks” beginning on page 6 for a description of these and other risks of investing in the Series.

02	•••	Prospectus	RS Money Market VIP Series

Best Quarter
Third Quarter 2000	1.54%

Worst Quarter
Second Quarter 2004	0.13%

Series Performance

The chart and the table below provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year. The bar chart shows changes in the performance of the Class I shares of the Series for the past 10 calendar years. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian Cash Fund, Inc., a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table below includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	10 Years	Since Inception (12/29/81)
Class I shares	2.03%	2.95%	3.09%	5.32%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index* (reflects no deduction for fees, expenses, or taxes)	2.24%	3.31%	3.49%	5.51%

*	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. Unlike the Series, the index does not incur fees or expenses. Since inception performance of the index is measured from November 30, 1981, the month end prior to the Series’ commencement of operations.

RS Money Market VIP Series	Prospectus	•••	03

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented, but not to exceed the expense limitation shown.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class I shares	0.45%	N/A	0.06%	0.51%

1	“Other Expenses” are restated based upon amounts for the current fiscal year.

2	An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2010 to limit the Series’ Total Annual Fund Operating Expenses to 0.54% of the average daily net assets of the Series.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$52	$164	$285	$640

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of

04	•••	Prospectus	RS Money Market VIP Series

the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

RS Money Market VIP Series	Prospectus	•••	05

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange (“NYSE”) and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a series that invests in such securities must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of the Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 10% of assets for money market funds.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

06	•••	Prospectus	RS Money Market VIP Series

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

RS Money Market VIP Series	Prospectus	•••	07

Subject to such policies as the Trustees may determine, GIS furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.45% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Alexander M. Grant, Jr. has been a co-portfolio manager of the Series since 1986.* Alexander has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Martin Vernon has been a co-portfolio manager of RS Money Market VIP Series since May 2009. Martin also serves as the team’s Federal Reserve analyst, closely following and assessing Fed activities by reviewing Federal Reserve meetings, statements, speeches and policy papers to gauge the potential future impact of Fed policy on the Series’ investment outlook. Martin joined Guardian Life in 1997, working in operations and then investment reporting. He joined the trading desk of Guardian Life in 2004, serving as a money market trader. He has over 7 years of investment experience, having worked previously for two years at a private investment company, Marshal Wolf Investments. Martin holds a B.A. from Queens University Belfast with a concentration in political science, a Post Graduate Diploma in Public Administration and Law from the University of Ulster, and an M.B.A. in Finance from St. John’s University.

*	Includes service as the portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and

08	•••	Prospectus	RS Money Market VIP Series

variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the

RS Money Market VIP Series	Prospectus	•••	09

prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

To seek to maintain a NAV of $1.00 per share, RS Money Market VIP Series has chosen to value its portfolio on the basis of amortized cost unless it is determined that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

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Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate accounts that the distribution should be paid out in cash. The Series typically declares dividends from net investment income and net realized gains daily. Earnings for weekdays and holidays are declared as a dividend on the next business day. Although the NAV of the Series is expected to remain stable at $1.00, daily dividends can vary in amount and there may be days when there is no dividend. If net losses on any given day exceed interest income, less expenses, the NAV for that day might decline.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

RS Money Market VIP Series	Prospectus	•••	011

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.
Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or

012	•••	Prospectus	RS Money Market VIP Series

variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Money Market VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period[1]	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income[1]	$0.02		0.05	0.04	0.03	0.01
Net realized and unrealized gain/(loss)[1]	—		—	—	—	—
Total from Investment Operations	$0.02		0.05	0.04	0.03	0.01

Distributions from net investment income[1]	($0.02)		(0.05)	(0.04)	(0.03)	(0.01)
Distributions from net realized capital gains[1]	$—		—	—	—	—
Total Distributions[1]	(0.02)		(0.05)	(0.04)	(0.03)	(0.01)

Net asset value, end of period[1]	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return[2]	2.03%	[4]	4.71%	4.52%	2.69%	0.85%

Net assets, end of period (thousands)	$289,173		$243,759	$220,270	$217,511	$295,800
Net ratio of expenses to average net assets[3]	0.51%		0.58%	0.59%	0.58%	0.57%
Gross ratio of expenses to average net assets	0.52%		0.58%	0.59%	0.58%	0.57%
Net ratio of net investment income to average net assets[3]	2.00%		4.61%	4.45%	2.60%	0.84%
Gross ratio of net investment income to average net assets	1.99%		4.61%	4.45%	2.60%	0.84%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A

Distributions reflect actual per-share amounts distributed for the period.

[1]

On December 23, 2008, Class I shares of RS Money Market VIP Series were split, pro rata, among shareholders on a 10-for-1 basis. The financial highlights for periods prior to December 23, 2008 have been restated to reflect the effect of the stock split.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[4]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.98%.

014	•••	Prospectus	RS Money Market VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_MM

Prospectus

May 1, 2009

RS Variable Products Trust

RS S&P 500 Index VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS S&P 500 Index VIP Series

Investment Objective

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

Principal Investment Strategies

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Series invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, GIS purchases and maintains all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500. Because the Series is intended to track the performance of the S&P 500, GIS does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

“S&P®” “S&P 500,®” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Series. The Series is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Series.

Principal Investments

The Series normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Series attempts to remain fully invested in stocks.

The Series also may, but will not necessarily, enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Series. The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risk

There is no assurance that the Series will track the performance of the S&P 500 perfectly. The ability of the Series to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the

02	•••	Prospectus	RS S&P 500 Index VIP Series

Series’ portfolio, and the frequency and timing of shareholder purchases and sales of Series shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Series. Unlike with an actively managed fund, the portfolio managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Series’ performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in investments described previously, the ability of the Series to meet its objective may be limited.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 5 and “Other Investment Strategies and Risks” beginning on page 7 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past nine calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian VC 500 Index Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

RS S&P 500 Index VIP Series	Prospectus	•••	03

Best Quarter
Second Quarter 2003 15.20%

Worst Quarter
Fourth Quarter 2008 -22.10%

Annual Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (8/25/99)
Class I shares	-37.16%	-2.47%	-3.01%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-2.79%

*

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

Fees and Expenses

The table on the next page shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented, but not to exceed the expense limitation.

04	•••	Prospectus	RS S&P 500 Index VIP Series

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses[1]	Fee Waiver/ Expense Limitation[1]	Net Expenses[1]
Class I shares	0.25%	N/A	0.10%	0.35%	-0.07%	0.28%

1	An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 30, 2010. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$29	$105	$189	$436

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

RS S&P 500 Index VIP Series	Prospectus	•••	05

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. GIS will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Derivatives Risk

Derivatives are financial instruments whose values are based on the values are of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as

06	•••	Prospectus	RS S&P 500 Index VIP Series

management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

Index Risk

There is no assurance that the Series will track the performance of the S&P 500 perfectly. The ability of the Series to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the Series’ portfolio, and the frequency and the timing of shareholder purchases and sales of shares of the Series. Unlike with an actively managed fund, the portfolio managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the performance of the Series could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes, to facilitate redemptions, or as part of its investment strategies. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

RS S&P 500 Index VIP Series	Prospectus	•••	07

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when GIS would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

08	•••	Prospectus	RS S&P 500 Index VIP Series

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. gov-

RS S&P 500 Index VIP Series	Prospectus	•••	09

ernment or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 95% of its net assets in the stocks of companies included in the S&P 500 may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 95% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

010	•••	Prospectus	RS S&P 500 Index VIP Series

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.25% of the Series’ average daily net assets. A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Jonathan C. Jankus, CFA has been a co-portfolio manager of the Series since 1999.* He is also a co-portfolio manager of RS Asset Allocation VIP Series, another Series of the Trust. Jonathan joined Guardian Life in 1995, and has been a managing director of Guardian Life since 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Jonathan is a CFA Charterholder.

Stewart M. Johnson has been a co-portfolio manager of the Series since 2004.* He is also co-portfolio manager of RS Asset Allocation VIP Series, another Series of the Trust. Stewart has been a senior director at Guardian Life since 2002. Stewart was second vice president of investment information systems at Guardian Life from 2000 to 2002. Stewart received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable laws; or

RS S&P 500 Index VIP Series	Prospectus	•••	011

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified

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threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying con-

RS S&P 500 Index VIP Series	Prospectus	•••	013

tractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

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While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of

RS S&P 500 Index VIP Series	Prospectus	•••	015

Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS S&P 500 Index VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years ended after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$10.71	$10.36	$9.12	$8.86	$8.14

Net investment income	$0.21	0.19	0.16	0.14	0.14
Net realized and unrealized gain	$(4.19)	0.35	1.24	0.26	0.72
Total from Investment Operations	$(3.98)	0.54	1.40	0.40	0.86

Distributions from net investment income	$(0.21)	(0.19)	(0.16)	(0.14)	(0.14)
Distributions from net realized capital gains	$—	—	—	—	—
Total Distributions	$(0.21)	(0.19)	(0.16)	(0.14)	(0.14)

Net asset value, end of period	$6.52	$10.71	$10.36	$9.12	$8.86
Total Return[1]	(37.16)%	5.22%	15.46%	4.54%	10.59%

Net assets, end of period (thousands)	$158,838	$282,937	$268,391	$219,529	$202,818
Net ratio of expenses to average net assets[2]	0.28%	0.28%	0.28%	0.28%	0.28%
Gross ratio of expenses to average net assets	0.35%	0.35%	0.36%	0.37%	0.36%
Net ratio of net investment income to average net assets[2]	2.02%	1.72%	1.72%	1.61%	1.75%
Gross ratio of net investment income to average net assets	1.95%	1.65%	1.64%	1.52%	1.67%
Portfolio turnover rate	8%	3%	2%	2%	1%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS S&P 500 Index VIP Series	Prospectus	•••	017

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922

P918_SP500

Prospectus

May 1, 2009

RS Variable Products Trust

RS Equity Dividend VIP Series

Class II Shares

Shares are currently offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Equity Dividend VIP Series

RS Investments, the Series’ investment adviser, has proposed to the Board of Trustees of RS Variable Products Trust that the Series be liquidated. During the period prior to the anticipated liquidation, the Series will invest substantially all of its assets in investments intended to replicate the performance of the Russell 3000® Index, one of the Series’ benchmark indexes; the Series will likely invest all or a substantial portion of the Series’ assets in exchange-traded funds. RS Investments has contractually agreed to waive its management fee in its entirety.

Investment Objective

To seek both current income and long-term capital appreciation.

Principal Investment Strategies

In managing the Series, RS Investments seeks to provide investors with a level of current income that exceeds the average dividend yield of U.S. common stocks generally, potentially at levels that will increase over the years. The Series invests primarily in a diversified portfolio of dividend paying common stocks that RS Investments believes, in the aggregate, offers an above average dividend yield, potential dividend growth, and the potential for long-term capital appreciation. In selecting investments for the Series, RS Investments relies on fundamental research and quantitative screening tools. RS Investments currently expects that the Series will normally hold between 40 and 80 securities positions.

RS Investments typically looks for the following characteristics when evaluating a potential investment:

•	attractive dividend yield and ability to sustain the dividend;

•	potential for above-average dividend growth;

•	attractive relative value;

•	superior business opportunities or competitive advantages with a strong potential for risk-adjusted capital appreciation.

RS Investments may consider selling a security for the Series if, for example, in RS Investments’ judgment:

•	the company no longer exhibits these characteristics;

•	better opportunities exist that improve the overall portfolio risk/reward.

Although RS Investments may consider the factors described above in purchasing and selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities. The Series focuses on companies that pay attractive dividends or that RS Investments believes have potential to grow their dividends.

The Series typically invests most of its assets in the common stocks of U.S. companies, but may also invest any portion of its assets in foreign securities. As of March 31, 2009, 5.9% of the Series’ net assets were invested in foreign securities. The Series may invest in preferred stocks and

02	•••	Prospectus	RS Equity Dividend VIP Series

in securities convertible into or exchangeable for common stock, such as convertible preferred stocks or convertible debt, as well as corporate bonds. The Series may invest in companies of any size in any industry sector and style. The Series may also make investments in the real estate sector, including investments in real estate investment trusts (REITs). The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including MLPs engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Investment Style Risk

A mutual fund pursuing a dividend-oriented investment strategy may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Limited Portfolio Risk

To the extent the Series invests its assets in a more limited number of issuers than most other mutual funds, a decline in the market value of a particular security may affect the Series’ value more than if the Series invested in a large number of issuers.

Overweighting Risk

Overweighting investments in an industry or a group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Series has experienced annual portfolio turnover in excess of 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

RS Equity Dividend VIP Series	Prospectus	•••	03

Emerging Market Risk

Investments in emerging markets are subject to a number of special political, economic, and market risks that can make the Series’ emerging market investments more volatile and less liquid than investments in developed markets.

Real Estate Investment Trust Risk

The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other governmental regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 6 and “Other Investment Strategies and Risks” beginning on page 11 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing the Series’ performance since inception and by comparing the Series’ returns with those of two broad measures of market performance. The Series’ brief performance history may not be indicative of future results and should not be viewed as necessarily presenting

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Best Quarter
Second Quarter 2008	-4.67%

Worst Quarter
Fourth Quarter 2008	-27.01%

a general idea of the risks of investing in the Series. The bar chart shows the performance of the Class II shares of the Series for the past calendar year. The table compares the Series’ performance with two broad-based market indexes. The return in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If it did, the return would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class II Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	Since Inception (7/31/2007)
Class II shares	-41.04%	-33.76%
Russell 3000® Index[1]	-37.31%	-27.17%
Dow Jones U.S. Select Dividend Index[2]	-30.97%	-24.75%

1

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and unlike the Series, the index does not incur fees or expenses.

2	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

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Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Total Annual Fund Operating Expenses are estimated to be 3.55%.

Annual Fund Operating Expenses

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class II shares	0.60%	0.25%	2.17%	3.02%	-0.60%	2.42%

[1]

“Other Expenses” are restated based upon amounts for the current fiscal year and include expenses indirectly incurred by the Series through investments in certain pooled investment vehicles of 0.01% or less of the Series’ average daily net assets for the fiscal year ended December 31, 2008.

[2]

RS Investments has agreed through April 30, 2010 to waive the Management Fee. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this fee waiver on “Total Annual Fund Operating Expenses.”

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010 are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class II shares	$245	$877	$1,534	$3,294

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described in the following pages because the types of

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investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. RS Investments will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent that the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Series. The securities markets in emerg-

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ing countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for the Series to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Series to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demands for the issuer’s goods and services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

The Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that the Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to it. For example, the Series may not invest in an IPO if such an offering does not meet the specific investment criteria of the Series. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Series’ investment performance. The Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many

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foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

A mutual fund pursuing a dividend-oriented investment strategy may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Limited Portfolio Risk

The Series may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Series invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Series may affect its value more than if it invested in a larger number of issuers.

Although RS Equity Dividend VIP Series is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), it may hold a smaller number of portfolio securities than many other mutual funds.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when the adviser would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value (“NAV”).

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental

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incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other governmental regulations. Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time the Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Series, including, for example, brokerage commissions, dealer mark-ups and bid/ asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of the Series but do have the effect of reducing the Series’ investment return. Such costs are not reflected in the Series’ Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Series’ investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

REITs

The Series may invest in REITs. In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Small and/or Mid-sized Companies Risk

Small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risk. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Series’ adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and mid-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

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Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or visibility. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that RS Investments might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

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Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Currency Risk

Since foreign securities normally are denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Series may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If the Series purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Series’ assets and potentially the Series’ income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the value of the Series’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The value of a debt security (including other income producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling

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(or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline, in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange (“NYSE”) and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Series’ adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the Series’ overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

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Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, or financial futures contracts, or, foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if RS Investments misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet

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the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in equity securities may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

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It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.00% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Manager

Scott Hartman has been portfolio manager of the Series since May 2009. He is also a client portfolio manager and an analyst on the RS Value Team. Prior to joining the firm in 2007, Scott was a Partner at Blum Capital Partners, where he spent over six years managing the firm’s capital markets activities. Previously, he held CFO positions both at EGORA Holding Group in Munich, Germany, and Security Capital U.S. Realty in London, England. Scott holds an A.B. in political science from Stanford University and completed a joint J.D./M.B.A. program at the University of California Berkeley’s Haas School of Business and Hastings College of the Law.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and any ownership interests he may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class II shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the NYSE is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

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Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Series’ Class II shares, the Class II shares of the Series make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.25% on Class II shares. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC. Because Rule 12b-1 fees are paid out of the Series’ Class II assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the Series’ average daily net assets, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in the Series. The Series may in the future make payments to RS Investments to reimburse it for all or some of those amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to the Series’ distribution plan.

The Series may pay distribution fees and other amounts described in this Prospectus at a time when shares of the Series are unavailable for purchase.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 pm eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC, (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

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All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments attempts to monitor aggregate cash flows to and from the Series by the insurance company sepa-

018	•••	Prospectus	RS Equity Dividend VIP Series

rate accounts that invest in the Series. If high cash flows indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has informed the Trust that it has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

There can be no guarantee that RS Investments’ or the Series’ efforts will be successful in preventing all excessive trading activity or that market timers will not employ new strategies designed to evade detection. The Series’ and RS Investments’ ability to detect harmful trading activity will be limited by the fact that all purchase, redemption, and exchange orders are received from GIAC. The Series will generally not be able to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. As a result of the foregoing, the Series’ and RS Investments’ ability to monitor and deter excessive short-term trading ultimately depends on the capabilities, policies, and cooperation of GIAC. The Series intends to apply any restrictions uniformly to all contractowners that GIAC detects as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all net investment income typically once per calendar quarter and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such

RS Equity Dividend VIP Series	Prospectus	•••	019

requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the effect that income and gains produced by those assets would be included in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the

020	•••	Prospectus	RS Equity Dividend VIP Series

Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC and its affiliates own all of the shares of the Series, their presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

RS Equity Dividend VIP Series	Prospectus	•••	021

Financial Highlights

RS Equity Dividend VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, or, if shorter, the period of the Series’ operations, based on the financial information of the Series. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08		Period from 07/31/07[1] to 12/31/07[2]
Net asset value, beginning of period	$9.35		$10.00

Net investment loss	$0.06		(0.08)
Net realized and unrealized loss	$(3.89)		(0.48)
Total from Investment Operations	$(3.83)		(0.56)

Distributions from net investment income	$(0.06)		(0.04)
Distributions from net realized capital gains	$(0.00)	[3]	(0.05)
Return of capital	(0.03)		—
Total Distributions	$(0.09)		(0.09)

Net asset value, end of period	$5.43		$9.35
Total Return[4]	(41.04)%		(5.54)%

Net assets, end of period (thousands)	$1,934		$2,871
Net ratio of expenses to average net assets[5]	2.07%		3.39%
Gross ratio of expenses to average net assets	3.39%		3.39%
Net ratio of net investment loss to average net assets[5]	0.60%		(0.14)%
Gross ratio of net investment loss to average net assets	(0.72)%		(0.14)%
Portfolio turnover rate	209%		87%

Distributions	reflect actual per-share amounts distributed for the period.

[1]	Commencement of operations.

[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

[3]	Rounds to $0.00 per share.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

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Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_ED

Prospectus

May 1, 2009

RS Variable Products Trust

RS Large Cap Value VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Large Cap Value VIP Series

Investment Objective

To maximize total return, consisting of capital appreciation and current income.

Principal Investment Strategies

The Series invests principally in equity securities of U.S. large-capitalization companies at the time of initial purchase.

RS Investments, the Series’ investment adviser, has engaged UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to act as subadviser to the Series. In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM’s assessment of what a security is worth. The Series will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Series will generally only invest in stocks that at the time of purchase are contained in its benchmark.

Benchmarks are indexes composed of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Series’ benchmark, the Russell 1000® Value Index, plays an important role in UBS Global AM’s investment process. UBS Global AM attempts to add value by employing various strategies of overweighting and underweighting broad country, sector, and other factors, such as market capitalization, volatility, and earnings yield, relative to the benchmark.

Although UBS Global AM may consider the factors described above in purchasing or selling investments for the Series, UBS Global AM may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash or cash equivalent instruments, including shares of an affiliated investment company, although it will not necessarily do so.

Principal Investments

The Series normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Series defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase. However, the Series may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Series is not required to dispose of the security. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, initial public offerings, shares of investment companies including ETFs, convertible securities, warrants and rights.

The Series may invest up to 20% of its net assets in foreign issuers. The Series may, but will not necessarily, use forward foreign-currency exchange contracts, enter into contracts for the purchase or sale for future delivery of

02	•••	Prospectus	RS Large Cap Value VIP Series

foreign currencies, or purchase and write put and call options on foreign currencies to try to manage the Series’ exposure to changes in currency exchange rates.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by UBS Global AM, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Please see “Additional Information About Investment Strategies and Risks” beginning on page 5 and “Other Investment Strategies and Risks” beginning on page 8 for a description of these and other risks of investing in the Series.

RS Large Cap Value VIP Series	Prospectus	•••	03

Best Quarter
Fourth Quarter 2004	9.39%

Worst Quarter
Fourth Quarter 2008	-25.70%

Series Performance

The chart and the table below provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past five calendar years. The table compares the Series’ performance with a broad-based market index. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distribution. The Series is the successor to The Guardian UBS VC Large Cap Value Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and the table below includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (2/3/03)
Class I shares	-40.26%	-2.43%	2.66%
Russell 1000® Value Index* (reflects no deduction for fees, expenses, or taxes)	-36.85%	-0.79%	4.18%

*

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

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Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Total Annual Fund Operating Expenses are estimated to be 1.08%.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I shares	0.78%	N/A	0.17%	0.95%

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$97	$303	$525	$1,166

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Series, its investments, and the related risks.

RS Large Cap Value VIP Series	Prospectus	•••	05

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment of the Series’ adviser can be incorrect and its selection of investments can lead to the Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make the Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. The Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform

06	•••	Prospectus	RS Large Cap Value VIP Series

its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Series to dispose of such securities at advantageous prices may be greatly limited, and the

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Series may have to continue to hold such securities during periods when UBS Global AM would otherwise have sold them. Some securities held by the Series may be restricted as to resale, and there is often no ready market for such securities. In addition, the Series, by itself or together with other accounts managed by UBS Global AM, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relationship to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that UBS Global AM might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

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Borrowing

The Series may borrow money for temporary emergency purposes, to facilitate redemptions, or as part of its investment strategies. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, UBS Global AM may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, UBS Global AM may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that UBS Global AM believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If UBS Global AM misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of UBS Global AM to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

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Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Series as liquid. If UBS Global AM determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if UBS Global AM misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for UBS Global AM to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by UBS Global AM in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

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Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest of principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of its net assets in equity securities of large capitalization companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of the Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as investment subadviser for the Series. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Subject to such policies as the Trustees may determine, UBS Global AM provides a continuing investment program for the Series and makes

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investment decisions on its behalf, subject to the general oversight of RS Investments. UBS Global AM is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM), and negotiating commissions. In selecting broker-dealers, UBS Global AM may consider research and brokerage services furnished to it and its affiliates. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, UBS Global AM, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.78% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Thomas M. Cole, CFA has been a member of the investment management team of the Series since its inception.* Thomas is the director of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Series’ portfolio. Thomas is head of research-North American equities and a managing director at UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. He is a CFA Charterholder.

Thomas Digenan, CFA has been a member of the investment management team of the Series since its inception.* Thomas, together with Scott Hazen, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Thomas has been a North American equity strategist at UBS Global AM since 2001 and is an executive director at UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Thomas earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is a CFA Charterholder.

Scott Hazen, CFA has been a member of the investment management team of the Series since 2004.* Scott, together with Thomas Digenan, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Scott has been a North American equity strategist at UBS Global AM since 2004 and is an executive director at UBS Global AM. From 1992 to 2004, Scott was a client service and relationship management professional with UBS Global AM. He earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

John Leonard, CFA has been a member of the investment management team of the Series since its inception.* John serves as the head of the Series’ investment team and is responsible for overseeing the other mem-

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bers of the team, leading the portfolio construction process and reviewing the overall composition of the Series’ portfolio to ensure compliance with its stated investment objective and strategies. John is the head of North American equities and the deputy global head of equities at UBS Global AM. He is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, John worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value.

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Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

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Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

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Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute substantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the Unites States does not have a tax treaty are often as high as 30% or more. The Unites States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

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Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Large Cap Value VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Net asset value, beginning of period	$12.60	$13.72	$12.47	$13.35	$12.82

Net investment income	$0.22	0.19	0.16	0.19	0.14
Net realized and unrealized gain/(loss)	$(5.32)	(0.15)	2.07	1.09	1.57
Total from Investment Operations	$(5.10)	0.04	2.23	1.28	1.71

Distributions from net investment income	$(0.22)	(0.20)	(0.15)	(0.19)	(0.14)
Distributions from net realized capital gains	$(0.38)	(0.96)	(0.83)	(1.97)	(1.04)
Total Distributions	$(0.60)	(1.16)	(0.98)	(2.16)	(1.18)

Net asset value, end of period	$6.90	$12.60	$13.72	$12.47	$13.35
Total Return[1]	(40.26)%	0.36%	18.29%	9.63%	13.74%

Net assets, end of period (thousands)	$30,545	$64,736	$70,632	$58,104	$73,895
Net ratio of expenses to average net assets[2]	0.95%	0.98%	0.98%	1.02%	0.97%
Gross ratio of expenses to average net assets	0.95%	0.98%	0.99%	1.02%	0.97%
Net ratio of net investment income to average net assets[2]	1.75%	1.30%	1.23%	1.21%	1.12%
Gross ratio of net investment income to average net assets	1.75%	1.30%	1.22%	1.21%	1.12%
Portfolio turnover rate	56%	34%	41%	40%	41%

Distributions reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

018	•••	Prospectus	RS Large Cap Value VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_LCV

Prospectus

May 1, 2009

RS Variable Products Trust

RS Asset Allocation VIP Series

Class I Shares

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

This Prospectus explains what you should know about the Series before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RS Asset Allocation VIP Series

Investment Objective

Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Series’ investments.

Principal Investment Strategies

The Series allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment-grade bonds and other debt obligations; and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities.

RS Investments, the Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. GIS uses its own theoretical models to decide how much to invest in each asset class; GIS considers a “neutral position” to be an investment of 60% of the Series’ assets in equity investments and 40% in debt investments. Changes from the neutral position are based on current market conditions; therefore, the Series’ asset allocation may deviate significantly from the neutral position if GIS believes that such deviation is warranted. Because there is no limit on the amount of assets that may be moved from one asset class to another, up to 100% of the Series’ assets may be invested in a single asset class at any given time.

GIS will invest in a particular underlying series based on the portfolio managers’ view of current economic and market conditions, as well as a review of the underlying funds’ investment objectives and policies. GIS’s investment models evaluate information about the economy and the markets daily to provide “signals” about portfolio allocations. GIS makes portfolio allocations among equities, debt securities, and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of security. For example, the Series may invest primarily in equity securities when corporate profitability and growth appear to GIS to be strong, or it may increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive.

The Series does not have to pay any sales loads when it invests in other series. Investors in the Series should understand that they will pay indirectly for certain expenses of the underlying series in which the Series invests, in addition to the expenses of RS Asset Allocation VIP Series.

Principal Investments

The Series currently operates primarily as a “fund of funds.” The Series generally invests in Class I shares of other series of RS Variable Products Trust. The equity or stock portion of the Series’ portfolio is usually invested in RS S&P 500 Index VIP Series, which tracks the performance of the S&P 500® Index, and/or RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series). The debt or bond portion may be invested in RS Investment Quality Bond VIP Series, and the money market portion may be invested in RS Money Market VIP Series. The Series also may invest in individual securities when the portfolio managers believe such an investment would be appropriate.

02	•••	Prospectus	RS Asset Allocation VIP Series

The Series may, but will not necessarily, use special techniques, such as futures contracts and options, to implement changes in the Series’

exposure to different asset classes quickly, pending changes in the Series’ portfolio investments.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Series. The principal risks of investing in the Series, which could adversely affect its net asset value and total return, are as follows.

Fund of Funds Risk

The Series is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. In addition, because the Series bears the fees and expenses of the underlying funds in which it invests, the total Series expenses may increase if Series assets are invested in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund currently invests.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

RS Asset Allocation VIP Series	Prospectus	•••	03

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in investments described previously, the ability of the Series to meet its objective may be limited.

For additional information about RS S&P 500 Index VIP Series, RS Large Cap Alpha VIP Series, RS Investment Quality Bond VIP Series, and RS Money Market VIP Series, the underlying series in which the Series normally invests, including information regarding these underlying series’ principal risks, please refer to “Appendix A: Description of Underlying Series.”

Please see “Additional Information About Investment Strategies and Risks” beginning on page 7 and “Other Investment Strategies and Risks” beginning on page 10 for a description of these and other risks of investing in the Series.

Series Performance

The chart and the table on the next page provide some indication of the risk of investing in the Series by showing changes in the Series’ performance from year to year and by comparing the Series’ returns with those of three broad measures of market performance. The bar chart shows changes in the performance of the Class I shares of the Series for the past nine calendar years. The table compares the Series’ performance with three broad-based market indexes. The returns in the bar chart and the table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Series is the successor to The Guardian VC Asset Allocation Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Class I shares of the Series provided in the chart and table on the next page includes that of the Class I shares of the Predecessor Fund for periods prior to October 9, 2006. THE SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE SERIES. THE SERIES MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE SERIES’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

04	•••	Prospectus	RS Asset Allocation VIP Series

Best Quarter
Second Quarter 2003	15.01%

Worst Quarter
Fourth Quarter 2008	-22.13%

Annual Return for Class I Shares

(calendar year-end)

Average Annual Total Returns

(periods ended 12/31/08)

	1 Year	5 Years	Since Inception (9/15/99)
Class I shares	-37.27%	-2.94%	-1.16%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-2.32%
Barclays Capital U.S. Aggregate Bond Index** (reflects no deduction for fees, expenses, or taxes)	5.24%	4.65%	6.20%
Custom Index: 60% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-22.06%	0.71%	1.34%

*

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

**	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. Index results assume the reinvestment of dividends paid on the securities constituting the index. Unlike the Series, the index does not incur fees or expenses.

RS Asset Allocation VIP Series	Prospectus	•••	05

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Series. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding fees and expenses relating to the contract or policy.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in the Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the most recent fiscal quarter ended March 31, 2009, the Total Fund Operating Expenses, excluding Acquired Fund Fees and Expenses, are estimated to be 0.34%.

Annual Fund Operating Expenses

(expenses are deducted from Series assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees & Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class I shares	0.50%	N/A	0.18%	0.24%	0.92%	-0.43%	0.49%

1	The amounts indicated are expenses indirectly incurred by the Series through investments in RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series and/or RS Money Market VIP Series (the “Acquired Funds”) for the fiscal year ended December 31, 2008. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Series’ portfolio is invested.

2	RS Investments has agreed to waive the Management Fee with respect to the portion of the Series’ assets that are invested in the Acquired Funds. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reflects the effect of this fee waiver on “Total Annual Fund Operating Expenses.” RS Investments may terminate this limitation for the Series after April 30, 2010.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Series. Please refer to the prospectus for the variable annuity contract or variable annuity life insurance policy for information regarding fees and expenses relating to the contract or policy.

The example assumes that you invest $10,000 in the Series for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Series through April 30, 2010 are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years
Class I shares	$50	$250	$467	$1,092

06	•••	Prospectus	RS Asset Allocation VIP Series

Additional Information About Investment Strategies and Risks

The value of your investment in the Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the foregoing Series Summary and are described in this section. The Series may be subject to additional risks other than those described below because the types of investments made by the Series can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the

Series, its investments, and the related risks.

There is no guarantee that the Series will achieve its objective, and you may lose money by investing in the Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of the Series or its total return.

The analysis of an investment by the Series’ adviser can be incorrect and its selection of investments can lead to the Series underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of the Series without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

Cash Position Risk

The Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. GIS will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent the Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero- coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by the Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate.

RS Asset Allocation VIP Series	Prospectus	•••	07

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates.

Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Series’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for the Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Equity Securities Risk

The market prices of equity securities owned by the Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market con-

08	•••	Prospectus	RS Asset Allocation VIP Series

ditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Series’ investments in certain foreign countries. The Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Fund of Funds Risk

Funds that invest in shares of other funds are exposed to the risk that the underlying funds will not perform as expected. These funds also are indirectly exposed to all of the risks applicable to an investment in the underlying funds. The Series primarily operates as a fund of funds by investing in other funds of RS Variable Products Trust (the “RS Underlying Funds”). Because the adviser receives fees from the RS Underlying Funds, the adviser has a financial incentive to invest the assets of the Series, which does not charge a management fee with respect to its assets that are invested in the RS Underlying Funds, in RS Underlying Funds with higher fees. The adviser is legally obligated to disregard that incentive when making investment decisions.

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may be extended because of slower-than-expected principal payments. This may lock in a below-market

RS Asset Allocation VIP Series	Prospectus	•••	09

interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage- and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that the Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor short-ages or increased production costs, competitive conditions, or negative investor perceptions.

Underweighting Risk

If the Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general in-crease in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the Series Summary at the beginning of this Prospectus, the Series may at times use the following strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to describe all of the various investment techniques and types of securities that GIS might use in managing the Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other sim-

010	•••	Prospectus	RS Asset Allocation VIP Series

ilar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes, to facilitate redemptions, or as a part of its investment strategies. When the Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, GIS may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, GIS may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments that GIS believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Series sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. Whenever the Series enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose amount equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for the Series to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Series may not be able to purchase the securities or other assets subject to the transaction.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. The Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts in which the Series agrees to buy or sell certain financial instruments or index units on a speci-

RS Asset Allocation VIP Series	Prospectus	•••	011

fied future date at a specified price or level of interest rate. The Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If GIS misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on the Series, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Series’ counterparty to perform its obligation. The Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described previously under Liquidity Risk. The Statement of Additional Information sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors may be treated by the Series as liquid. If GIS determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if GIS misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Series if

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the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for GIS to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by GIS in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up the Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)

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Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. GIS owns a majority of the outstanding interests in RS Investments.

GIS serves as investment subadviser for the Series. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

Subject to such policies as the Trustees may determine, GIS furnishes a continuing investment program for the Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. GIS is responsible for the day-to-day investment management of the Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In selecting broker-dealers, GIS may consider research and brokerage services furnished to it and its affiliates.

The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

It is possible that RS Investments, GIS, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

For the fiscal year ended December 31, 2008, the aggregate advisory fee paid to RS Investments by the Series was 0.07% of the Series’ average daily net assets (including the effects of any expense limitations and fee waivers in effect during the year). A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement and the subadvisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

Jonathan C. Jankus, CFA has been a co-portfolio manager of the Series since 1999.* He is also a portfolio manager of RS S&P 500 Index VIP Series, another Series of the Trust. Jonathan joined Guardian Life in 1995, and has been a managing director of Guardian Life since 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Jonathan is a CFA charterholder.

Stewart M. Johnson has been a co-portfolio manager of the Series since 2004.* He is also a portfolio manager of RS S&P 500 Index VIP Series, another Series of the Trust. Stewart has been a senior director at Guard-

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ian Life since 2002. He was second vice president of investment information systems at Guardian Life from 2000 to 2002. Stewart received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information, please see the last page of this Prospectus.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. The GIAC separate account buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sells and redeems shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	the NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price its shares on days when the NYSE is closed. The Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not

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available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series values securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If the Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of the Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent

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the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invests in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculates its net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourages, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also has adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise its policies and procedures at its sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in its discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intends to distribute sub-

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stantially all of its net investment income typically at least once each year and any net capital gains once each year.

The Series intends to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series is generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intends to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intends to comply with these requirements. If the Series does not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the separate account, with the result that income and gains produced by those assets would be currently includable in the contractowner’s gross income. Please see the Statement of Additional Information for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The Unites States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series has established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the last page of this Prospectus). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

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The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issues and sells its shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at a meeting in person or by proxy will meet the quorum requirement for the Series.

The Series does not currently foresee any disadvantages to contractowners arising from the fact that the Series offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

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Financial Highlights

RS Asset Allocation VIP Series

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, its Predecessor Fund. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). The financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Fund’s independent registered public accounting firm. PwC’s report, along with the Series’ Financial Statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Net asset value, beginning of period	$10.65	$10.36	$9.49		$9.16		$8.40

Net investment income/(loss)	$0.21	0.24	0.23		0.19		0.13
Net realized and unrealized gain/(loss)	$(4.18)	0.30	1.01		0.21		0.74
Total from Investment Operations	$(3.97)	0.54	1.24		0.40		0.87

Distributions from net investment income	$(0.18)	(0.25)	(0.37)		(0.07)		(0.11)
Distributions from net realized capital gains	$—	—	—		—		—
Total Distributions	$(0.18)	(0.25)	(0.37)		(0.07)		(0.11)

Net asset value, end of year	$6.50	$10.65	$10.36		$9.49		$9.16
Total Return[1]	(37.27)%	5.23%	13.37%		4.36%		10.31%

Net assets, end of period (thousands)	$28,063	$49,931	$49,958		$46,289		$55,927
Net ratio of expenses to average net assets[2],3	0.25%	0.34%	0.31%		0.38%		0.31%
Gross ratio of expenses to average net assets	0.68%	0.72%	0.68%	[4]	0.51%	[4]	0.53%	[4]
Net ratio of net investment income to average net assets[2]	2.18%	2.23%	2.32%		1.75%		1.52%
Gross ratio of net investment income to average net assets	1.75%	1.85%	1.95%		1.62%		1.30%
Portfolio turnover rate	0%	0%	0%		2%		0%

Distributions	reflect actual per-share amounts distributed for the period.

1	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

2	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

3	Amounts do not include expenses of the underlying fund.

4	Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.

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APPENDIX A: DESCRIPTION OF UNDERLYING SERIES

Following is information regarding the investment objectives and the principal investment strategies, investments, and risks of RS S&P 500 Index VIP Series, RS Large Cap Alpha VIP Series, RS Investment Quality Bond VIP Series, and RS Money Market VIP Series, the other series of the Trust in which the Series may invest.

RS S&P 500 Index VIP Series (the “S&P 500 Series”)

Investment Objective

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

Principal Investment Strategies

RS Investments, the S&P 500 Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The S&P 500 Series invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, GIS purchases and maintains all or substantially all of the securities included in the S&P 500 in approximately the same percentages as such securities are included in the S&P 500. Because the S&P 500 Series is intended to track the performance of the S&P 500, GIS does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

“S&P,®” “S&P 500,®” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the S&P 500 Series. The S&P 500 Series is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the S&P 500 Series.

Principal Investments

The S&P 500 Series normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unman-aged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization — which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the S&P 500 Series attempts to remain fully invested in stocks.

The S&P 500 Series also may, but will not necessarily, enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the S&P 500 Series. The S&P 500 Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You may lose money by investing in the S&P 500 Series. The principal risks of investing in the S&P 500 Series, which could adversely affect its net asset value and total return, are as follows.

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Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risks

There is no assurance that the S&P 500 Series will track the performance of the S&P 500 perfectly. The ability of the S&P 500 Series to track the index may be affected by S&P 500 Series’ expenses, the amount of cash and cash equivalents held in the S&P 500 Series’ portfolio, and the frequency and timing of shareholder purchases and sales of S&P 500 Series shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the S&P 500 Series. Unlike with an actively managed fund, the portfolio managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Series’ performance of the S&P 500 Series could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the S&P 500 Series may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent that the S&P 500 Series holds assets in cash and cash equivalents and not in investments described previously, the ability of the S&P 500 Series to meet its objective may be limited.

RS Large Cap Alpha VIP Series (the “Large Cap Alpha Series”)

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

RS Large Cap Alpha VIP Series seeks to deliver positive risk adjusted returns relative to its benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha.” The Series invests in securities that RS Investments believes are undervalued. The Series will normally invest most of its assets in equity securities of large-capitalization companies. The Series may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States.

In evaluating equity investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell as stock, including, for example:

•	performing fundamental research focusing on business analysis;

•	observing how management allocates capital;

•	striving to understand the unit economics of the business of a company;

•	studying the cash flow rate of return on capital employed;

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•	discerning the sources and the uses of cash;

•	considering how management is compensated;

•	asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Large Cap Alpha Series, RS Investments may purchase, sell, or continue to hold an investment for the Large Cap Alpha Series whenever it believes that doing so may benefit the Large Cap Alpha Series, or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Large Cap Alpha Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of the most recent preceding June 30. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.

The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including master limited partnerships engaged primarily in natural resources industries.

Principal Risks

You may lose money by investing in the Large Cap Alpha Series. The principal risks of investing in the Large Cap Alpha Series, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

Underweighting Risk

If the Large Cap Alpha Series underweights its investment in an industry or group of industries, the Large Cap Alpha Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

RS Asset Allocation VIP Series	Prospectus	•••	023

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Cash Position Risk

To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Large Cap Alpha Series to sell a security at an advantageous time or price. In addition, the Large Cap Alpha Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Large Cap Alpha Series to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investment in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

024	•••	Prospectus	RS Asset Allocation VIP Series

RS Investment Quality Bond VIP Series (the “Quality Bond Series”)

Investment Objective

To seek a high level of income and capital appreciation without undue risk to principal.

Principal Investment Strategies

RS Investments, the Quality Bond Series’ investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Quality Bond Series invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

GIS allocates the Quality Bond Series’ investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Quality Bond Series normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•	the yield paid by the security;

•	potential appreciation in the value of the security;

•	the credit quality of the issuer;

•	maturity; and

•	the degree of risk associated with a specific security relative to other securities in the sector.

The Quality Bond Series seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Although GIS may consider the factors described above in purchasing or selling investments for the Series, GIS may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series, or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Quality Bond Series normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Quality Bond Series may invest in lower-rated debt securities, commonly known as “high yield” securities or “junk bonds”; normally, less than 10% of the Quality Bond Series’ assets will be invested in lower-rated securities.

RS Asset Allocation VIP Series	Prospectus	•••	025

The Quality Bond Series may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Series may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Quality Bond Series may engage in dollar roll and reverse repurchase agreement transactions. The Quality Bond Series also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Quality Bond Series’ portfolio.

Principal Risks

You may lose money by investing in the Quality Bond Series. The principal risks of investing in the Quality Bond Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Series having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Quality Bond Series to sell a security at an advantageous time or price. In addition, the Quality Bond Series, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Quality Bond Series to dispose of the position at an advantageous time or price.

026	•••	Prospectus	RS Asset Allocation VIP Series

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. In recent periods, the Quality Bond Series has experienced annual portfolio turnover in excess of 200% and will likely experience high portfolio turnover rates in the future.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Quality Bond Series may not be able to close out a derivative transaction at a favorable time or price.

RS Money Market VIP Series (the “Money Market Series”)

Investment Objective

To seek as high a level of current income as is consistent with liquidity and preservation of capital.

Principal Investment Strategies

RS Investments, the Series’ investment adviser has engaged Guardian Investor Services LLC (“GIS”) to act as subadviser to the Series. The Money Market Series is a money market fund. GIS normally invests the Money Market Series’ assets in U.S. dollar-denominated, high-quality, short-term instruments. In buying and selling investments for the Money Market Series, GIS intends to comply with Rule 2a-7 under the Investment Company Act of 1940, which sets forth the requirements for money market funds regarding credit quality, diversification, and maturity.

Principal Investments

The Money Market Series invests normally in money market instruments, which are high-quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

GIS generally considers securities to be high-quality if they are rated in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one rating organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. GIS seeks to cause the Money Market Series to have a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks

You may lose money by investing in the Money Market Series. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to preserve the

RS Asset Allocation VIP Series	Prospectus	•••	027

value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Series. Among the principal risks of investing in the Money Market Series, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

028	•••	Prospectus	RS Asset Allocation VIP Series

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated May 1, 2009, as may be revised from time to time, and annual and semiannual reports to shareholders contain additional information about the Series. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual report discusses the market conditions and the investment strategies that significantly affected the Series’ performance during its past fiscal year. If more than one member of a household owns shares of a Series, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about the Series, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 800-221-3253. Some of the information described herein, including the SAI, annual and semi-annual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are made available, free of charge, on www.guardianinvestor.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by the Series. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Series on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-21922.

Investment Company Act File No. 811-21922.

P918_AA

STATEMENT OF ADDITIONAL INFORMATION

RS VARIABLE PRODUCTS TRUST

CLASS I SHARES

CLASS II SHARES

RS Mid Cap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)

RS Technology VIP Series

RS Partners VIP Series

RS Value VIP Series

RS Global Natural Resources VIP Series

RS Large Cap Value VIP Series

RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)

RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)

RS Equity Dividend VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Low Duration Bond VIP Series

RS High Yield Bond VIP Series

RS Money Market VIP Series

May 1, 2009

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses (collectively, the “Prospectus”) of each of the series of RS Variable Products Trust (the “Trust”) set forth above (each a “Fund” and, collectively, the “Funds”) dated May 1, 2009, as they may be revised from time to time.

A copy of a Fund’s Prospectus can be obtained without charge upon request made to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253, or on the Funds’ Web site at http://www.guardianinvestor.com. Certain disclosure relating to the Funds has been incorporated by reference into this SAI from the Funds’ annual reports and the annual report of certain of the Funds’ predecessor funds. For a free copy of any of the foregoing annual reports, please call 1-800-221-3253.

TRUST INFORMATION

RS Variable Products Trust was organized on May 18, 2006, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers seventeen series of shares of beneficial interest, which are discussed in this SAI (each such series, a “Fund” and collectively, the “Funds”), each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds (other than RS Partners VIP Series) is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. RS Partners VIP Series is a non-diversified investment company and so may invest its assets in a more limited number of issuers than may other investment companies.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of RS Partners VIP Series’ total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of the Fund). As a result, a decline in the market value of a particular security held by RS Partners VIP Series may affect the Fund’s value more than if the Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust is currently authorized to offer Class I and Class II shares. Not all of the Funds offer both of these share classes.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Funds.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) Ba1 or BB+, respectively, or lower, or if unrated, has been determined by RS Investments or a Fund’s sub-adviser or sub-sub-adviser (each, an “Adviser”), as applicable, to be of comparable quality. See Appendix A for a description of these ratings. RS Technology VIP Series, RS Mid Cap Growth VIP Series, RS Value VIP Series, RS Partners VIP Series, RS Global Natural Resources VIP Series, and RS Equity Dividend VIP Series do not intend, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund’s assets would be invested in securities rated below BB or Ba.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the Adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.

Trust-Preferred Securities

Certain of the Funds may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

Certain of the Funds may use dollar rolls and reverse repurchase agreements. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

When-Issued or Delayed-Delivery Transactions

Certain of the Funds may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loan Participations

Certain of the Funds may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales if approved by the Board of Trustees with respect to such Fund. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, a Fund may be required to segregate or “earmark” in its records (or the records of its custodian) assets determined to be liquid in accordance with procedures established by the Board of Trustees.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, certain of the Funds may invest in the shares of such other investment companies. In addition, a portion of the equity and convertible securities which may be acquired by certain Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers.

In addition, certain of the Funds may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries. The risks associated with developing countries may be particularly acute for RS International Growth VIP Series and RS Emerging Markets VIP Series.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open-or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, investment companies such as the Funds may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company (the “Limitation”). Pursuant to recent rules adopted by the SEC, the Funds may invest in shares issued by non-affiliated money market funds, as well as affiliated money market funds, in excess of the Limitation.

A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Real Estate Investment Trusts

Certain of the Funds may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies,

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”); the risks associated with these securities may be particularly applicable to RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series. The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Recent Downgrades of Monoline Insurers

Certain of the Funds may invest in securities which are insured by “monoline” insurance companies. Monoline insurers guarantee the timely repayment of principal and interest when the issuer of an insured security defaults. Recently, rating agencies have downgraded their ratings of or placed on review certain monoline insurers, which resulted in the downgrading of bonds insured by such insurers. Many insured bonds have recently traded at prices as if they were uninsured. These events and the possibilities of further ratings downgrades have created significant uncertainty in the insured bond market, including the markets for municipal bonds and high yield securities. In addition, to the extent that any of the Funds hold securities insured by a monoline insurer undergoing financial distress, such Funds’ income and net asset value could be adversely affected.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s right to redeem depends on the borrower’s ability to pay principal and interest on demand. A Fund’s Adviser seeks to monitor the creditworthiness of the issuers of any floating and variable rate demand obligations in a Fund’s portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation (as defined in the Prospectus) and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tender Option Bonds

Certain of the Funds may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third arty financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, a Fund’s Adviser will seek to monitor, on an ongoing basis, the creditworthiness of: (1) the issuers of Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

A Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund.

Tobacco Settlement Revenue Bonds

Certain of the Funds may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Certain of the Funds may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years. These rates were generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests. If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RS S&P 500 Index VIP Series is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of any Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to RS S&P 500 Index VIP Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to RS S&P 500 Index VIP Series or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of RS S&P 500 Index VIP Series into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of RS S&P 500 Index VIP Series or the timing of the issuance or sale of RS S&P 500 Index VIP Series or in the determination or calculation of the equation by which RS S&P 500 Index VIP Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of RS S&P 500 Index VIP Series.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RS S&P 500 INDEX VIP SERIES, OWNERS OF RS S&P 500 INDEX VIP SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.	issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.	borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.	(i) (All Funds except RS Partners VIP Series, as to 75% of a Fund’s total assets, and as to 50% of RS Partners VIP Series’ total assets), purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii)	(All Funds except RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

(RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective;

5.	make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.	purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets, and more than 10% of its net assets for RS Money Market VIP Series, in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None

Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	39	None

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly Partner, Edwards and Angell, LLP; formerly Chief Counsel – Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None

Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	39	Board member, Boston Stock Exchange Inc.

Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly Head of U.S. Private Wealth Management, Deutsche Bank.	39	None

John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	39	None

Interested Trustees and Principal Officers

Dennis J. Manning,* January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++

Terry R. Otton,** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None

James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC, an investment management firm; formerly CFO, Private Wealth Partners, LLC, an investment management firm; formerly CFO, Fremont Investment Advisors, Inc., an investment management firm.	N/A	N/A

Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Committees of the Board of Trustees

The Board met four times during the last fiscal year. The RS Board of Trustees has four standing committees – the Audit Committee; the Nominating Committee; the Brokerage and Pricing Committee; and the Legal and Regulatory Committee. The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board. As of the date hereof, the members of the Audit Committee are Messrs. Bergman (chair) and Rohal and Ms. Nelund. The Audit Committee met two times during the fiscal year ended December 31, 2008.

The purpose of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. As of the date hereof, the members of the Nominating Committee are Messrs. Bergman, Fitzsimmons, Melvin, and Rohal, and Mmes. Goggin and Nelund. The Nominating Committee did not meet during the fiscal year ended December 31, 2008.

The purpose of the Brokerage and Pricing Committee is to assist the Board of Trustees in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding the following: brokerage practices of the Advisers; principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the

Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. As of the date hereof, the members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Melvin, and Rohal. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2008.

The purpose of the Legal and Regulatory Committee is to assist the Board of Trustees in its review and oversight of the Funds’ legal and regulatory compliance. The duties of the Legal and Regulatory Committee include reviewing the following: any proposed changes to the compliance policies or procedures of the Trust and appropriate service providers; reports on the compliance by the Funds with certain exemptive rules under the 1940 Act, exemptive relief, and no-action relief under which the Funds operate; information provided to the Committee and the Board of Trustees as to litigation involving the Trust or any service provider to the Trust; and proposals as to changes in the contractual arrangements relating to any of the Funds. As of the date hereof, the members of the Legal and Regulatory Committee are Mmes. Nelund (chair) and Goggin, and Mr. Melvin. The Legal and Regulatory Committee met four times during the fiscal year ended December 31, 2008.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the RS funds overseen by the Trustees in the Fund Complex as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex[1]

Disinterested Trustees
Judson Bergman	None	>$100,000
Kenneth R. Fitzsimmons, Jr.	None	$50,001-$100,000
Anne M. Goggin, Esq.	None	>$100,000
Christopher C. Melvin	None	$50,001-$100,000
Gloria S. Nelund	None	$50,001-$100,000
John P. Rohal[2]	None	$10,001-$50,000

Interested Trustees
Dennis J. Manning[3]	None	>$100,000
Terry R. Otton[3]	None	>$100,000

[1]

Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan. The deferred compensation plan was terminated on February 3, 2009, and amounts previously deferred under the plan were paid to the Trustees in 2009.

[2]	Mr. Rohal was elected to the Board of Trustees on February 1, 2008.

[3]

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments. Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2008, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), Baillie Gifford Overseas Limited (“BG Overseas”), or UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, BG Overseas, or UBS Global AM.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on each such Fund’s net asset value.

The table below sets forth the compensation received by the Trustees from each Fund and the aggregate compensation paid to the Trustees by all the funds in the RS Fund Complex for the fiscal year ended December 31, 2008. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value. Mr. Manning and Mr. Otton, as interested trustees, are not paid compensation by the Funds.

Compensation Table

For The Year Ended December 31, 2008

Name of Fund	Judson Bergman	Jerome S. Contro[1]	Kenneth R. Fitzsimmons, Jr.	John W. Glynn, Jr.[1]	Anne M. Goggin, Esq.	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal[2]
RS Mid Cap Growth VIP Series	$10	$2	$9	$2	$17	$8	$9	$8
RS Technology VIP Series	$17	$3	$17	$3	$31	$15	$17	$15
RS Partners VIP Series	$177	$40	$173	$40	$315	$154	$173	$146
RS Value VIP Series	$13	$2	$12	$2	$22	$11	$12	$10
RS Global Natural Resources VIP Series	$92	$12	$90	$12	$162	$80	$90	$78
RS Large Cap Value VIP Series	$469	$120	$457	$120	$834	$407	$457	$384
RS Small Cap Growth Equity VIP Series	$1,364	$357	$1,327	$357	$2,427	$1,182	$1,327	$1,114
RS Large Cap Alpha VIP Series	$8,361	$2,050	$8,137	$2,050	$14,878	$7,243	$8,137	$6,858
RS Equity Dividend VIP Series	$28	$6	$27	$6	$49	$24	$27	$23
RS S&P 500 Index VIP Series	$2,232	$534	$2,173	$534	$3,971	$1,934	$2,173	$1,835
RS Asset Allocation VIP Series	$373	$92	$363	$92	$664	$323	$363	$306
RS International Growth VIP Series	$2,408	$611	$2,343	$611	$4,285	$2,086	$2,343	$1,972
RS Emerging Markets VIP Series	$1,528	$437	$1,487	$437	$2,719	$1,323	$1,487	$1,242
RS Investment Quality Bond VIP Series	$4,557	$994	$4,435	$994	$8,115	$3,948	$4,435	$3,761
RS Low Duration Bond VIP Series	$297	$60	$289	$60	$529	$257	$289	$245
RS High Yield Bond VIP Series	$525	$123	$511	$123	$935	$455	$511	$432

Name of Fund	Judson Bergman	Jerome S. Contro[1]	Kenneth R. Fitzsimmons, Jr.	John W. Glynn, Jr.[1]	Anne M. Goggin, Esq.	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal[2]
RS Money Market VIP Series	$2,746	$586	$2,672	$586	$4,900	$2,377	$2,672	$2,267
Pension or Retirement Benefits Accrued as Part of Trust Expenses
Estimated Annual Benefits Upon Retirement
Total Cash Compensation From Fund Complex[3,4]	$112,500	$27,445	$109,500	$27,445	$200,000	$97,500	$109,500	$92,390

[1]	Jerome S. Contro and John W. Glynn, Jr. resigned from the Board of Trustees effective April 30, 2008.

[2]

Mr. Rohal was elected to the Board of Trustees on February 1, 2008. From March 7, 2007, to January 31, 2008, Mr. Rohal served as a consultant to the Board of Trustees, and his compensation for such services was paid by RS Investments and is not included in the amounts set forth in the table.

[3]	The Fund Complex consists of the series of the Trust and RS Investment Trust.

[4]

From May 6, 2002, through December 31, 2008, a disinterested Trustee could elect to defer receipt of all, or a portion, of his or her annual compensation under the Trust’s Deferred Compensation Plan (the “Plan”). The amount of a Fund’s deferred compensation obligation to a Trustee was determined over time by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund could cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee was adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. As of December 31, 2008, the total amount of deferred compensation payable to or accrued for each of the Trustees by the RS Fund Complex was: Mr. Bergman $192,711, Mr. Fitzsimmons $117,911, Ms. Goggin $237,618, Mr. Melvin $84,877, Ms. Nelund $85,409, and Mr. Rohal $70,386. The Plan was terminated on February 3, 2009, and amounts previously deferred under the Plan were paid to the Trustees in 2009.

Codes of Ethics

The Trust, RS Investments, GIS, GBG, BG Overseas, and UBS Global AM have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of April 1, 2009, to the Funds’ knowledge, the shareholders who owned of record 5% or more of the outstanding shares of any class of any Fund were as set forth in the following table.

Shareholder	Percentage of Outstanding Shares of Fund Owned
RS Investment Quality Bond VIP Series
Guardian Insurance & Annuity Co Inc.	100%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Shareholder	Percentage of Outstanding Shares of Fund Owned

RS Large Cap Alpha VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Money Market VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Small Cap Growth Equity VIP Series
Guardian Insurance & Annuity Co Inc.	83.82%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Guardian Life Insurance Company of America	16.18%
7 Hanover Square H 17-B
New York, NY 10004-2616

RS Asset Allocation VIP Series
Guardian Insurance & Annuity Co Inc.	52.84%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Guardian Life Insurance Company of America	47.16%
7 Hanover Square H 17-B
New York, NY 10004-2616

Shareholder	Percentage of Outstanding Shares of Fund Owned

RS High Yield Bond VIP Series
Guardian Insurance & Annuity Co Inc.	56.53%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Guardian Life Insurance Company of America	43.47%
7 Hanover Square H 17-B
New York, NY 10004-2616

RS S&P 500 VIP Series
Guardian Insurance & Annuity Co Inc.	71.26%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Guardian Life Insurance Company of America	28.74%
7 Hanover Square H 17-B
New York, NY 10004-2616

RS Large Cap Value VIP Series
Guardian Life Insurance Company of America	67.21%
7 Hanover Square H 17-B
New York, NY 10004-2616

Guardian Insurance & Annuity Co Inc.	32.79%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Partners VIP Series
Guardian Insurance & Annuity Co Inc.	85.91%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Shareholder	Percentage of Outstanding Shares of Fund Owned

Guardian Life Insurance Company of America	14.09%
7 Hanover Square H 17-B
New York, NY 10004-2616

RS Low Duration Bond VIP Series
Guardian Insurance & Annuity Co Inc.	70.49%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Guardian Life Insurance Company of America	29.55%
7 Hanover Square H 17-B
New York, NY 10004-2616

RS Mid Cap Growth VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097
RS Value VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Global Natural Resources VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

Shareholder	Percentage of Outstanding Shares of Fund Owned

RS Technology VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Equity Dividend VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS International Growth VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

RS Emerging Markets VIP Series
Guardian Insurance & Annuity Co Inc.	100.00%
Separate Accounts
3900 Burgess Pl.
Bethlehem, PA 18017-9097

As of April 1, 2009, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

The Trust’s Agreement and Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian Life, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, and RS Money Market VIP Series (the “GIS Sub-Advised Funds”). GIS and RS Investments have entered into a written Sub-Advisory, Sub-Administration and Accounting Services Agreement pursuant to which GIS provides sub-advisory, administrative and accounting services with respect to the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.042%, 0.042%, 0.052% and 0.078% of the average daily net assets of RS Partners VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Large Cap Value VIP Series, respectively. The Sub-Administration and Accounting Services Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to these Funds at no additional expense to the Funds. The table below states the total dollar amount in fees paid to GIS by RS Investments with respect to RS Partners VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Large Cap Value VIP Series pursuant to the Sub-Administration and Accounting Services Agreement for the past three fiscal years.

Fund	Fees Paid For Fiscal Year Ended 12/31/2008	Fees Paid For Fiscal Year Ended 12/31/2007[1]	Fees Paid For Period Ended 12/31/2006
RS Partners VIP Series	N/A	$7,865	$2,068
RS Large Cap Alpha VIP Series	N/A	$472,021	$125,324
RS Small Cap Growth Equity VIP Series	N/A	$153,384	$41,636
RS Large Cap Value VIP Series	N/A	$25,071	$6,607

[1]	For the period from January 1, 2007 to October 31, 2007 (date of termination of services under the Sub-Administration and Accounting Services Agreement).

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GIS Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GIS Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GIS Sub-Advised Fund, the Trust, or to any shareholder of a GIS Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GIS Sub-Advised Fund.

Guardian Baillie Gifford Limited

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement between GBG and RS Investments, GBG serves as the sub-adviser for RS International Growth VIP Series and RS Emerging Markets VIP Series (the “GBG Sub-Advised Funds”). GBG was formed in November 1990 through a joint venture between The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of Guardian Life, and BG Overseas, which is wholly owned by Baillie Gifford & Co. GBG has entered into a investment sub-sub-advisory agreement with BG Overseas pursuant to which BG Overseas serves as sub-sub-adviser for the GBG Sub-Advised Funds and manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio, subject to the general oversight of GBG, RS Investments, and the Board of Trustees of the Trust.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GBG Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GBG Sub-Advised Fund or (ii) the Board of Trustees of the

Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or GBG, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a GBG Sub-Advised Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such GBG Sub-Advised Fund, upon sixty (60) days written notice to GBG, and by GBG upon sixty (60) days written notice to the Trust.

With respect to its provision of sub-advisory services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GBG Sub-Advised Fund, the Trust, or to any shareholder of a GBG Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GBG Sub-Advised Fund.

Baillie Gifford Overseas Limited

BG Overseas is the sub-sub-investment adviser for the GBG Sub-Advised Funds pursuant to a sub-sub-investment advisory agreement with GBG. Pursuant to this sub-sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

The sub-sub-investment advisory agreement will continue in full force and effect with respect to each GBG Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year, provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and (2) by either (a) a majority of the outstanding securities of the respective GBG Sub-Advised Funds or (b) the Board of Trustees of the Trust, including approval by a vote of the majority of the Trustees who are not parties to the sub-sub-investment advisory agreement or “interested persons” of the Trust, GBG or BG Overseas, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either GBG Sub-Advised Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his /her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-sub-investment advisory agreement.

The sub-sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days’ written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and BG Overseas. Termination of the sub-sub-investment advisory agreement with respect to one GBG Sub-Advised Fund will not affect its validity with respect to the other GBG Sub-Advised Fund.

UBS Global Asset Management (Americas) Inc.

UBS Global AM serves as the investment sub-adviser for RS Large Cap Value VIP Series pursuant to a written investment sub-advisory agreement with RS Investments. Pursuant to this investment sub-advisory agreement and subject to the general oversight of RS Investments and the Board of Trustees of the Trust, and any written guidelines adopted by the Board or RS Investments and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of RS Large Cap Value VIP Series, including investment research and discretionary management with respect to all securities and investments in the Fund. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of RS Large Cap Value VIP Series’ assets that UBS Global AM manages, subject to review by RS Investments. RS Investments continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to RS Large Cap Value VIP Series for one year, unless sooner terminated, and thereafter will continue in effect from year to year, provided its continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of RS Large Cap Value VIP Series or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or UBS Global AM, cast in person at a meeting called for the purpose of voting on such continuance.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by RS Large Cap Value VIP Series, the Trust, its shareholders or by RS Investments in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM’s, or any of its directors’, officers’, employees’, agents’ (excluding any broker-dealer selected by UBS Global AM), or affiliates’ willful misfeasance, bad faith, or gross negligence in the performance of its or his /her duties on behalf of RS Investments or RS Large Cap Value VIP Series or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub-advisory agreement may be terminated at any time, without penalty, by vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of RS Large Cap Value VIP Series on 60 days’ written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days’ written notice to RS Investments. RS Investments, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of RS Investments, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub-advisory agreement will terminate automatically upon its assignment (or upon termination of RS Investments’ advisory agreement with the Trust as it relates to RS Large Cap Value VIP Series), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub-advisory agreement with respect to RS Large Cap Value VIP Series will not affect its validity with respect to any other fund.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund.

Recent Management Fees Paid by the Funds

	Management Fees[1]	Fee Waivers/Reimbursement Of Expenses[2]
RS Mid Cap Growth VIP Series
Year ended 12/31/08	$0	$(40,566)
Period from 7/31/07 to 12/31/07[3]	$3,903	—

RS Technology VIP Series
Year ended 12/31/08	$19,191	—
Period from 7/31/07 to 12/31/07[3]	$6,327	—

RS Partners VIP Series
Year ended 12/31/08	$188,429	—
Year ended 12/31/07	$222,184	—
Period from 10/9/06 to 12/31/06[4]	$34,893	$(14,354)

RS Value VIP Series
Year ended 12/31/08	$0	$(36,854)
Period from 7/31/07 to 12/31/07[3]	$4,080	—

RS Global Natural Resources VIP Series
Year ended 12/31/08	$60,427	$(36,263)
Period from 7/31/07 to 12/31/07[3]	$8,012	—

RS Large Cap Value VIP Series
Year ended 12/31/08	$396,184	—
Year ended 12/31/07	$581,293	—
Period from 10/9/06 to 12/31/06[4]	$125,783	$(4,783)

RS Small Cap Growth Equity VIP Series
Year ended 12/31/08	$1,106,918	—
Year ended 12/31/07	$1,732,506	—
Period from 10/9/06 to 12/31/06[4]	$400,349	—

RS Large Cap Alpha VIP Series
Year ended 12/31/08	$4,455,846	—
Year ended 12/31/07	$5,455,337	—
Period from 10/9/06 to 12/31/06[4]	$1,205,041	—

RS Equity Dividend VIP Series
Year ended 12/31/08	$0	$(40,033)
Period from 7/31/07 to 12/31/07[3]	$6,684	—

	Management Fees[1]	Fee Waivers/Reimbursement Of Expenses[2]

RS S&P 500 Index VIP Series
Year ended 12/31/08	$593,096	—
Year ended 12/31/07	$703,596	—
Period from 10/9/06 to 12/31/06[4]	$95,080	$(56,062)

RS Asset Allocation VIP Series
Year ended 12/31/08	$29,114	$(170,555)
Year ended 12/31/07	$65,712	$(189,691)
Period from 10/9/06 to 12/31/06[4]	$16,177	—

RS International Growth VIP Series
Year ended 12/31/08	$2,060,424	—
Year ended 12/31/07	$2,429,715	—
Period from 10/9/06 to 12/31/06[4]	$477,153	$(11,836)

RS Emerging Markets VIP Series
Year ended 12/31/08	$1,692,635	—
Year ended 12/31/07	$2,056,546	—
Period from 10/9/06 to 12/31/06[4]	$353,556	$(25,002)

RS Investment Quality Bond VIP Series
Year ended 12/31/08	$2,365,516	—
Year ended 12/31/07	$2,152,383	—
Period from 10/9/06 to 12/31/06[4]	$424,512	$(7,066)

RS Low Duration Bond VIP Series
Year ended 12/31/08	$135,133	—
Year ended 12/31/07	$119,707	—
Period from 10/9/06 to 12/31/06[4]	$26,364	$(2,999)

RS High Yield Bond VIP Series
Year ended 12/31/08	$332,479	—
Year ended 12/31/07	$387,912	—
Period from 10/9/06 to 12/31/06[4]	$83,915	$(3,896)

RS Money Market VIP Series
Year ended 12/31/08	$1,250,021	—
Year ended 12/31/07	$1,111,745	—
Period from 10/9/06 to 12/31/06[4]	$256,769	—

[1]	After giving effect to any reimbursement or waiver by RS Investments.

[2]

Includes amount of management fees reduced or reimbursed by RS Investments pursuant to expense limitations, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.

[3]	The Fund commenced operations on July 31, 2007.

[4]	The Fund commenced operations on October 9, 2006 as a successor to a series in the Guardian fund complex.

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS S&P 500 Index VIP Series	0.2375%
RS Asset Allocation VIP Series	0.4750%
RS Investment Quality Bond VIP Series	0.4750%
RS Low Duration Bond VIP Series	0.4275%
RS High Yield Bond VIP Series	0.5700%
RS Money Market VIP Series	0.4275%

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GBG has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS International Growth VIP Series	0.76%
RS Emerging Markets VIP Series	0.95%

For its services under the Sub-Advisory Contract, UBS Global AM has the right to receive fees from RS Investments with respect to RS Large Cap Value VIP Series at the annual rate of 0.38%.

For its services under the Sub-Sub-Investment Advisory Agreement, BG Overseas has the right to receive fees from GBG with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS International Growth VIP Series	0.40%
RS Emerging Markets VIP Series	0.50%

Administrative Services. State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Funds. For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Funds to State Street under the administration agreement for the last three fiscal years.

Fund	Fees Paid Fiscal Year Ended 12/31/08	Fees Paid Fiscal Year Ended 12/31/07[1]	Fees Paid Fiscal Year Ended 12/31/06
RS Mid Cap Growth VIP Series[2]	$187	$61	N/A
RS Technology VIP Series[2]	$428	$67	N/A
RS Partners VIP Series	$3,529	$1,735	N/A
RS Value VIP Series[2]	$316	$60	N/A
RS Global Natural Resources VIP Series[2]	$2,442	$75	N/A

Fund	Fees Paid Fiscal Year Ended 12/31/08	Fees Paid Fiscal Year Ended 12/31/07[1]	Fees Paid Fiscal Year Ended 12/31/06
RS Large Cap Value VIP Series	$8,897	$5,619	N/A
RS Small Cap Growth Equity VIP Series	$23,315	$17,709	N/A
RS Large Cap Alpha VIP Series	$146,842	$86,195	N/A
RS Equity Dividend VIP Series[2]	$577	$147	N/A
RS S&P 500 Index VIP Series	$40,490	$22,436	N/A
RS Asset Allocation VIP Series	$6,642	$4,009	N/A
RS International Growth VIP Series	$42,152	$24,231	N/A
RS Emerging Markets VIP Series	$24,370	$17,319	N/A
RS Investment Quality Bond VIP Series	$80,478	$34,932	N/A
RS Low Duration Bond VIP Series	$5,149	$2,089	N/A
RS High Yield Bond VIP Series	$9,435	$5,045	N/A
RS Money Market VIP Series	$45,832	$18,330	N/A

[1]	For the period from May 1, 2007 (commencement of services under the administration agreement with State Street) to December 31, 2007.

[2]	The Fund commenced operations on July 31, 2007.

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, charges relating to corporate matters, and, for RS Technology VIP Series, RS Mid Cap Growth VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, and RS Equity Dividend VIP Series, compensation paid under each such Fund’s 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”).

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser or sub-sub-adviser, as applicable. Pursuant to such delegations, each of RS Investments, GIS, BG Overseas, and UBS Global AM (each, a “Fund Adviser”), is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser, sub-adviser, or sub-sub-adviser, in accordance with the proxy voting policies and procedures of each such Fund Adviser. A copy of the proxy voting policies and procedures to be followed by each Fund Adviser on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-221-3253 or on the Web site at http://www.RSinvestments.com and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. For certain Funds, RS Investments pays a portion of its management fee to GIS, GBG, or UBS Global AM, and GBG pays a portion of its management fee to BG Overseas, for sub-sub-advisory services to the GBG Sub-Advised Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser, sub-adviser or sub-sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

In the case of the GIS Sub-Advised Funds, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company’s assets under management. Portfolio managers for the GBG Sub-Advised Funds are compensated by BG Overseas; portfolio managers for RS Large Cap Value VIP Series are compensated by UBS Global AM. Portfolio managers for the other Funds are compensated by RS Investments.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of UBS Global AM and BG Overseas, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life’s general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian Life-issued life, health, disability and other insurance policies (the “Guardian Assets”). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments, GIS, BG Overseas, and UBS Global AM, respectively.

1) RS Investments.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has two separate investment advisory operating divisions, both with separate compensation and bonus structures. Each of the portfolio managers for a series of the Trust is part of the Growth Group or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of both Groups determine all salaries and bonuses for their respective Groups for the RS funds for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Growth Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Bonuses within the Value Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

2) GIS

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a GIS Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, RS Investment Quality Bond Fund’s performance is measured against the performance of the Barclays Capital Aggregate Bond Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the GIS Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

3) BG Overseas

BG Overseas is wholly-owned by Baillie Gifford & Co (“BG & Co”) a partnership based in Scotland. Compensation arrangements within BG Overseas vary depending upon whether the individual is an employee or partner of BG & Co. For employees, a portfolio manager’s compensation generally consists of base salary, a company wide staff bonus and payments under Baillie Gifford’s Incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BG & Co employees.

The staff bonus is paid annually to all BG & Co employees at a flat rate, with all staff receiving a fixed percentage of salary. In addition to this, senior and selected specialist staff are usually invited to join the incentive program with bonus payments being determined from a combination of individual performance, completion of objectives and team performance.

Mr. Hocknell, Mr. Callahan, and Mr. Sneller are partners of BG & Co. As such, they receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG & Co and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners and therefore partners provide for benefits from their own personal funds.

4) UBS Global AM

The compensation received by the portfolio managers at UBS Global AM, including RS Large Cap Value VIP Series’ portfolio managers, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture.

Overall compensation can be grouped into three categories:

1.	A fixed component — base salary and benefit — reflecting an individual’s skills and experience;

2.	Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respective asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results; and

3.	A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability. The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions, a similar method is applied but over a five year timescale.

UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (“Equity Plus”): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (“EOP”): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment Vehicles (“AIVs”) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (“KESAP”) and Key Employee Stock Option Plan (“KESOP”): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Ownership of Fund Shares. As of December 31, 2008, none of the Funds’ portfolio managers beneficially owned shares of the Funds they managed.

Other Accounts. Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other series of the Trust and series of RS Investment Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts as of December 31, 2008:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Name	Number of Accounts		Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Stephen J. Bishop	7		$538,539	0		$0	6		$58,550
Gerard Callahan	1		$7,111	2		$219,999	32	[1]	$2,528,813
Melissa Chadwick-Dunn	5		$476,112	0		$0	5		$45,711
Howard Chin	4		$612,767	0		$0	5		$1,917,530
Thomas M. Cole	16		$3,575,455	60	[2]	$7,109,000	18		$996,000
Craig Collins	1		$2,048	1		$12,720	13	[3]	$210,121
Robert Crimmins, Jr.	4		$612,767	0		$0	5		$7,130,713
MacKenzie B. Davis	7		$3,434,392	0		$0	54		$1,071,573
Thomas Digenan	16		$3,575,455	60	[2]	$7,109,000	20		$995,000
Joseph M. Faraday	1		$3,461	1		$21,212	19	[4]	$314,767
Paul Faulkner	1		$18,789	2		$300,682	32	[5]	$1,668,209
Alexander Grant, Jr.	3		$940,716	0		$0	3		$1,492,410
Marc Gross	2		$111,299	0		$0	2		$355,247
Scott Hartman[6]	0		0	0		$0	1		$1,077,375
Scott Hazen	16		$3,575,455	60	[2]	$7,109,000	12		$995,000
Edward H. Hocknell	4	[7]	$5,190,190	4		$191,844	12		$3,645,171
Jonathan Jankus	4		$256,559	0		$0	5		$586,303
Stewart Johnson	4		$256,559	0		$0	5		$586,303
David J. Kelley	5		$2,537,546	0		$0	51		$1,045,762
John Leonard	16		$3,575,455	60	[2]	$7,109,000	15		$996,000
Joseph Mainelli[8]	0		$0	0		$0	0		$0
Howard G. Most	2		$111,299	0		$0	2		$355,247
Andrew P. Pilara, Jr.	7		$3,434,392	0		$0	54		$1,111,824
Kenneth L. Settles, Jr.	2		$896,846	0		$0	4		$43,390
Richard E. Sneller	2		$505,235	2		$574,506	7	[9]	$1,217,735
William Sutcliffe	1		$379,420	1		$134,211	9	[10]	$1,027,305
Allison K. Thacker	7		$538,539	0		$0	6		$55,762
D. Scott Tracy	6		$624,151	0		$0	6		$68,007
Martin Vernon	1		$524,551	0		$0	2		$2,865,999
Joseph A. Wolf	5		$2,537,546	0		$0	51		$1,039,618

[1]	The investment adviser to the account receives an advisory fee based on account performance for four of these accounts, in which the assets total approximately $281 million.

[2]	The investment adviser to the account receives an advisory fee based on account performance for four of these accounts, in which the assets total approximately $748 million.

[3]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $41 million.

[4]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $16 million.

[5]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $86 million.

[6]	Provided as of March 31, 2009.

[7]	The investment adviser to the account receives an advisory fee based on account performance for four of these accounts, in which the assets total approximately $5.19 billion.

[8]	Provided as of February 28, 2009.

[9]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $243 million.

[10]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $172 million.

Conflicts of Interest. The Fund Advisers have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

2) GIS

Portfolio managers for the GIS Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the GIS Sub-Advised Funds. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the GIS Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a potential adverse impact on a GIS Sub-Advised Fund. Because the GIS Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a GIS Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a GIS Sub-Advised Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each GIS Sub-Advised Fund’s investment policies and with the Code of Ethics of GIS. In addition, GIS periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

3) BG Overseas

At BG Overseas, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. BG Overseas manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can of course operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders will generally treat order priority on a “first come, first served” basis and any exceptions to this are only permitted in accordance with established policies. BG Overseas has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

4) UBS Global AM

The portfolio management team’s management of RS Large Cap Value VIP Series and other accounts could result in potential conflicts of interest if RS Large Cap Value VIP Series and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including RS Large Cap Value VIP Series. The portfolio managers and their team manage RS Large Cap Value VIP Series and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, RS Large Cap Value VIP Series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Fund Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as the applicable Fund Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Fund Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Fund Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and the Nasdaq Stock Market, Inc. (“Nasdaq”), commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive “brokerage and research services” (as defined in the Exchange Act) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Fund Advisers may receive research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.

The brokerage and research services received by the Funds may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and certain financial news services. Where the services referred to above are not used exclusively by a Fund Adviser for research purposes, the Fund Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services may be of value to the Fund Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a Fund Adviser or its affiliates receive these services even though the Fund Adviser might otherwise be required to purchase some of these services for cash.

Each Fund Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. Each Fund Adviser seeks the best overall terms available for the Funds, except to the extent the Fund Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, a Fund Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, a Fund Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Fund Advisers’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

A Fund Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Fund Adviser consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it. A Fund Adviser may also instruct a broker to pay a portion of a commission to another broker that performs services in respect of the transaction in question but does not execute the transaction. A broker may accumulate credits for a Fund Adviser’s account and use them to purchase research and brokerage services at the Fund Adviser’s direction, and based on the Fund Adviser’s determination of the relative values of the various services available for purchase.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares. Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Unless noted otherwise, changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and are not reflective of a material change in investment strategy.

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
RS Mid Cap Growth VIP Series[1]	$6,454	$3,003	—
RS Technology VIP Series[1]	$9,343	$3,258	—
RS Partners VIP Series[2]	$54,978	$38,114	$15,613
RS Value VIP Series[1]	$3,214	$1,225	—
RS Global Natural Resources VIP Series[1]	$15,504	$1,066	—
RS Large Cap Value VIP Series[2]	$57,759	$30,519	$10,419
RS Small Cap Growth Equity VIP Series[2]	$529,892	$746,237	$151,036
RS Large Cap Alpha VIP Series[2]	$896,417	$1,160,304	$425,846
RS Equity Dividend VIP Series[1]	$14,238	$6,709	—
RS S&P 500 Index VIP Series[2,3]	$21,309	$4,187	$2,224
RS Asset Allocation VIP Series[2]	$680	$915	$120
RS International Growth VIP Series[2]	$209,479	$179,572	$18,161
RS Emerging Markets VIP Series[2]	$436,601	$409,144	$68,390
RS Investment Quality Bond VIP Series[2]	—	—	—
RS Low Duration Bond VIP Series[2]	—	—	—
RS High Yield Bond VIP Series[2]	—	—	—
RS Money Market VIP Series[2]	—	—	—

[1]	The Fund commenced operations on July 31, 2007.

[2]	The Fund commenced operations on October 9, 2006, as a successor to a series in the Guardian fund complex.

[3]

The increase in commissions for RS S&P 500 Index VIP Series for the fiscal year ended December 31, 2008 as compared to previous years is generally due to larger and more frequent cash flows associated with purchases and redemptions of Fund shares.

Of the amounts shown in the preceding table for the fiscal year ended December 31, 2008, the following table provides the amounts of such brokerage commissions paid by the Funds to brokers who provided research services or other services to RS Investments and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Mid Cap Growth VIP Series	$5,541	$5,328,607
RS Technology VIP Series	$6,809	$5,524,113
RS Partners VIP Series	$34,767	$32,490,675
RS Value VIP Series	$2,540	$2,128,834
RS Global Natural Resources VIP Series	$9,358	$21,215,059
RS Large Cap Value VIP Series	$0	$0
RS Small Cap Growth Equity VIP Series	$419,055	$345,023,047
RS Large Cap Alpha VIP Series	$732,025	$786,933,242
RS Equity Dividend VIP Series	$11,297	$12,120,143
RS S&P 500 Index VIP Series	$0	$0
RS Asset Allocation VIP Series	$0	$0
RS International Growth VIP Series	$53,514	$200,153,738
RS Emerging Markets VIP Series	$168,894	$237,677,602
RS Investment Quality Bond VIP Series	—	—
RS Low Duration Bond VIP Series	—	—
RS High Yield Bond VIP Series	—	—
RS Money Market VIP Series	—	—

The following table provides, for the periods indicated, (i) the aggregate dollar amount of brokerage commissions paid by certain Funds to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Michael G. McCaffery, a member of the board of directors of RS Investments, became a Director in February 2006), (ii) the percentage of each Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel. Funds not included in the table below have not paid brokerage commissions to Thomas Weisel during the periods indicated.

Fund	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel
RS Mid Cap Growth VIP Series[1]
Year Ended 12/31/2008	$188	2.92%	1.84%
Year Ended 12/31/2007	$144	4.80%	4.17%
Year Ended 12/31/2006	—	—	—

RS Technology VIP Series[1]
Year Ended 12/31/2008	$532	5.70%	4.39%
Year Ended 12/31/2007	$82	2.50%	1.41%
Year Ended 12/31/2006	—	—	—

Fund	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel

RS Partners VIP Series
Year Ended 12/31/2008	$351	0.64%	0.44%
Year Ended 12/31/2007	$188	0.49%	0.31%
Year Ended 12/31/2006	$54	0.35%	0.14%

RS Value VIP Series[1]
Year Ended 12/31/2008	$5	0.15%	0.28%
Year Ended 12/31/2007	$8	0.61%	0.14%
Year Ended 12/31/2006	—	—	—

RS Global Natural Resources VIP Series[1]
Year Ended 12/31/2008	$42	0.27%	0.09%
Year Ended 12/31/2007	$0	0.00%	0.00%
Year Ended 12/31/2006	—	—	—

RS Large Cap Value VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	$249	0.01%	0.00%
Year Ended 12/31/2006	—	—	—

RS Small Cap Growth Equity VIP Series
Year Ended 12/31/2008	$1,562	0.29%	0.31%
Year Ended 12/31/2007	$4,692	0.63%	0.46%
Year Ended 12/31/2006	$3,384	2.24%	1.99%

RS Large Cap Alpha VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	$7,116	0.61%	1.18%
Year Ended 12/31/2006	—	—	—

RS Equity Dividend VIP Series[1]
Year Ended 12/31/2008	$42	0.29%	0.36%
Year Ended 12/31/2007	$0	0.00%	0.00%
Year Ended 12/31/2006	—	—	—

RS S&P 500 Index VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	—	—	—
Year Ended 12/31/2006	—	—	—

Fund	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel

RS Asset Allocation VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	—	—	—
Year Ended 12/31/2006	—	—	—

RS International Growth VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	—	—	—
Year Ended 12/31/2006	—	—	—

RS Emerging Markets VIP Series
Year Ended 12/31/2008	$0	0.00%	0.00%
Year Ended 12/31/2007	—	—	—
Year Ended 12/31/2006	—	—	—

[1]	The Fund commenced operations on July 31, 2007.

The following table provides, for the periods indicated, (i) the aggregate dollar amount of brokerage commissions paid by RS Large Cap Value VIP Series to one or more affiliates of UBS Global AM, the subadviser to the Fund (the “UBS Affiliates”), (ii) the percentage of the Fund’s aggregate brokerage commissions paid to the UBS Affiliates, and (iii) the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through the UBS Affiliates. Other Funds of the Trust, which are not sub-advised by UBS Global AM, may have paid brokerage commissions to broker-dealer affiliates of UBS Global AM for the periods indicated.

Fund	Brokerage Commissions Paid to UBS Affiliates	Percentage of Aggregate Brokerage Commissions Paid to UBS Affiliates	Percentage of Aggregate Transactions effected through UBS Affiliates
RS Large Cap Value VIP Series
Year Ended 12/31/2008	$7,861	13.60%	21.20%
Year Ended 12/31/2007	$429	0.01%	0.02%
Period from 10/9/2006 to 12/31/2006	$0	0.00%	0.00%

The following table shows the names of the Funds’ regular brokers or dealers held by the Funds during fiscal year 2008 and the values of those securities as of December 31, 2008:

Fund	Broker or Dealer	Value as of December 31, 2008
RS Value VIP Series	Fidelity National Financial, Inc.	$27,512
RS Large Cap Value VIP Series	Morgan Stanley	$455,536
	JPMorgan Chase & Co.	$1,135,080
RS Large Cap Alpha VIP Series	JPMorgan Chase & Co.	$15,411,864
RS Equity Dividend VIP Series	JPMorgan Chase & Co.	$66,844
RS S&P 500 Index VIP Series	Bank of America Corp.	$1,370,575
	JPMorgan Chase & Co.	$2,254,742
	Citigroup, Inc.	$708,831
	Merrill Lynch & Co., Inc.	$346,453
	Morgan Stanley	$344,587
	The Goldman Sachs Group, Inc.	$709,045
RS International Growth VIP Series	UBS AG	$3,490,735
RS Investment Quality Bond VIP Series	Citigroup, Inc.	$3,702,695
	The Goldman Sachs Group, Inc.	$2,938,954
	Morgan Stanley	$1,979,444
	Merrill Lynch & Co., Inc.	$1,823,400
	Bank of America Corp.	$1,282,801
	JPMorgan Chase & Co.	$913,091
	Deutsche Bank AG London	$848,842
	Bear Stearns Cos., Inc.	$831,342
	Credit Suisse First Boston USA, Inc.	$818,250
RS Low Duration Bond VIP Series	The Goldman Sachs Group, Inc.	$246,347
	Merrill Lynch & Co., Inc.	$244,312
	Citigroup, Inc.	$222,311
RS Money Market VIP Series	JPMorgan Chase & Co.	$2,002,031

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

RS Investments provides investment advice for a fee to financial institutions who manage accounts for their clients. In some circumstances, RS Investments may provide a model portfolio to a financial institution and provide periodic (including daily) revisions to the model portfolio; the model portfolio may have substantially similar or identical investment objectives and strategies as one or more of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings of one or more of the Funds. RS Investments will only provide such a model portfolio where it has received appropriate undertakings from the financial institution as to confidentiality and use of the model portfolio and RS Investments has satisfied itself that there is only minimal risk that any client of such a financial institution may be able to use to a Fund’s detriment any information made available to it as a result of the arrangement.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Fund Advisers and their affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: State Street Bank and Trust Company, PricewaterhouseCoopers LLP, and RiskMetrics Group. Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares. The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of shares of the Funds and payment of compensation to GIS by Class II shares of the Funds. Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of the Funds’ shares for acting as distributor of the Class I shares.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of the Class II shares of the Funds, GIS is entitled to receive payments under the 12b-1 Plan. GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries. They may also include GIS’s overhead expenses attributable to the distribution of the Funds’ shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Funds’ shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Class II shares of the Funds pay GIS compensation, accrued daily and paid monthly, at annual rates (based on average daily net assets) of up to 0.25%. GIS may pay up to the full amount of this Rule 12b-1 fee to GIAC for providing support services that benefit contractowners. With respect to the Class II shares of the Funds, RS Investments, at its own expense and out of its own assets, may pay compensation, at a rate of up to 0.15% of the average daily net assets of the Class II shares of the Funds, to GIAC or to other insurance companies or financial institutions that provide certain administrative and shareholder services in respect of their clients’ indirect investments in such Funds. The Class II shares of the Funds may in the future make payments to RS Investments to reimburse it for all or some of those amounts. The amount of the reimbursement would be calculated in a manner approved by the Trustees and would be in addition to any amounts paid pursuant to such Fund’s distribution plan.

The 12b-1 Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to the Funds. However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by a Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of a Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes). Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by a Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

In addition to payments under the 12b-1 Plan, certain of the Funds may reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement (the “GIS Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services could vary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (previously, the National Association of Securities Dealers, Inc.).

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

The following table shows amounts paid or payable by the Trust to GIS under the Funds’ 12b-1 Plan and GIS Service Reimbursements during the periods shown.

Fund	Payments Under the Funds’ 12b-1 Plan	GIS Services Reimbursements
RS Mid Cap Growth VIP Series
Year ended 12/31/08	$2,510	—
Period from 7/31/07 to 12/31/07[1]	$1,148	—

RS Technology VIP Series
Year ended 12/31/08	$4,798	—
Period from 7/31/07 to 12/31/07[1]	$1,582	—

RS Value VIP Series
Year ended 12/31/08	$3,293	—
Period from 7/31/07 to 12/31/07[1]	$1,200	—

RS Global Natural Resources VIP Series
Year ended 12/31/08	$24,172	—
Period from 7/31/07 to 12/31/07[1]	$2,003	—

RS Equity Dividend VIP Series
Year ended 12/31/08	$7,629	—
Period from 7/31/07 to 12/31/07[1]	$2,785	—

[1]	The Fund commenced operations on July 31, 2007.

No other commissions and compensation were paid by any of the Funds to GIS during the fiscal year ended December 31, 2008.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the net asset value (“NAV”) of its class of shares by dividing the total value of the assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class that are outstanding.

Each of the Funds determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades. Securities not traded on any securities exchange or on Nasdaq and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Certain debt securities may be valued each business day by an independent pricing service (“Service”). The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. Repurchase agreements are carried at cost. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE. Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a

Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

RS Money Market VIP Series. Securities held by RS Money Market VIP Series are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

RS Money Market VIP Series’ use of amortized cost and the maintenance of RS Money Market VIP Series’ net asset value at $1.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, RS Money Market VIP Series must maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned by the requisite number of nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of comparable quality by GIS, RS Money Market VIP Series’ investment sub-adviser, in accordance with guidelines adopted by the Board of Trustees.

The aforementioned guidelines were adopted by the Board of Trustees and are designed to stabilize RS Money Market VIP Series’ NAV at $1.00, taking into account current market conditions and the Fund’s investment objective. These guidelines mandate periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV based upon available indications of market value. In such review, market values are determined by reference to dealer prices for the types of instruments purchased by the Fund. Then, yield factors are added to those prices to set-off dealer discounts.

In the event of a deviation of over one half of 1% between RS Money Market VIP Series’ NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. Action will also be taken to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between RS Money Market VIP Series’ NAV based upon market values and amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding or paying dividends or distributions, or using a market value NAV.

The Board will also take such action as it deems appropriate if securities held by RS Money Market VIP Series are downgraded, go into default, become ineligible for investment under Rule 2a-7, or come to present greater than minimal credit risks. In the event that securities accounting for one half of 1% or more of the Fund’s total assets default in a material way that is related to the issuer’s financial condition, the SEC will be notified and advised of the actions to be taken in response to the situation.

Since dividends from net investment income and from net realized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $1.00, but RS Money Market VIP Series’ daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

TAXES

The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, under the Code rules. For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of the Fund, no attempt is made here to describe the tax aspects of an investment in these Funds in particular.

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service with respect to issuer identity for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. Also, for purposes of clause (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investments in MLPs, if any, may qualify as QPTPs, or may be treated as “regular” partnerships, a “passive foreign investment company” or a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company segregated asset account invested in the Fund would be unable to look through to the assets of the Fund for the purpose of satisfying the diversification requirements described above with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions of earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies funding variable contracts.

If a Fund’s shareholders are expected to be certain life insurance companies which hold Fund shares through “segregated asset accounts,” contract holders will not be subject to income tax currently on income or gains realized with respect to certain variable annuity contracts and variable life insurance contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

The shareholders of the Trust and its Funds are currently participating insurance companies through their separate accounts that fund variable annuity contracts, variable life insurance contracts and other variable insurance contracts. In the future, the Funds may have other shareholders permitted under Code section 817(h) and the regulations thereunder.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements, which are in addition to the diversification requirements imposed on a Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable annuity contracts and variable life insurance contracts. Because Section 817(h) and those regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of each Fund. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Fund to satisfy the Section 817(h) requirements would generally cause the variable annuity contracts and the variable life insurance contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all of the Funds, have objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Fund, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund described herein, including retroactively.

The Trust therefore may find it necessary, and reserves the right, to take action to assure that a variable annuity contract or variable life insurance contract continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

Some of the Funds may invest in real estate investment trusts (“REITs”), including those that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and equity interests in REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company segregated asset account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company segregated asset account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ transfer agent, dividend-paying agent, and custodian (the “Custodian”). The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Custodian does not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Reports

The audited financial statements, financial highlights, and report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended December 31, 2008, for each of the Funds, as filed electronically on Form N-CSR on March 6, 2009 (File No. 811-21922; Accession No. 0001193125-09-047102), are incorporated by reference into this SAI. The Funds’ Annual Reports are available by calling the Funds at 1-800-221-3253 or by visiting the Funds’ Web site at www.guardianinvestor.com or on the SEC’s Web site at www.sec.gov.

The audited financial statements, financial highlights, and report of the independent registered public accounting firm for the predecessor funds of RS Large Cap Alpha VIP Series, RS Large Cap Value VIP Series, RS Small Cap Growth Equity VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series, included in the Annual Report for the fiscal year ended December 31, 2005, filed electronically on Form N-14 on July 7, 2006 (File No. 333-135629; Accession No. 0001104659-06-045797), are hereby incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P’”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

A-1

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of RS upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-221-3253; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

I. RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management Co. LLC (“RS”) votes the securities owned by its advisory clients for which RS exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the RS takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to RS, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which the RS votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients’ interests to those of the RS. RS does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of RS or its affiliates do not affect our voting decisions on behalf of our clients. All RS personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of RS to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the RS reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of RS, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the RS to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Registered investment company clients disclose the votes cast on their behalf by RS in accordance with their legal and regulatory requirements. Any other institutional client of RS can obtain details of how RS has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

RS has retained RiskMetrics Group (“RiskMetrics”) to vote proxies for the accounts of its advisory clients. RiskMetrics prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as RS. RiskMetrics receives a daily electronic feed of all holdings in the RS’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to RiskMetrics. RiskMetrics monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use RiskMetrics, there is generally no physical handling of Proxies by RS personnel.

RS has adopted proxy voting guidelines (the “Guidelines”) that set forth how RS plans to vote on specific matters presented for shareholder vote. The Guidelines are attached as Annex A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from RS, RiskMetrics will automatically vote in accordance with the Guidelines.

RS reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, RiskMetrics posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that RiskMetrics has prepared with respect to the vote. In the case of Special Votes, RiskMetrics notifies RS of the vote and the relevant deadline. The Compliance Department accesses the Web site on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires RS to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes RS should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between RS, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by RS to the company on whose behalf Proxies are being solicited, personal shareholdings of any RS personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct RiskMetrics accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	the vote indicated by the Guidelines, together with any relevant information provided by RiskMetrics; and

•	the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by RiskMetrics or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by RiskMetrics or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with RiskMetrics that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of RS. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct RiskMetrics to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•	data regarding client holdings in the relevant issuer;

•	information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•	analysis prepared by RiskMetrics with respect to the Special Vote; and

•	other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform RiskMetrics of this decision and instruct RiskMetrics to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by RS personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

RS, or RiskMetrics, as the RS’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by RiskMetrics;

•	a record of each vote cast is maintained by RiskMetrics, and such records are accessible to designated an RS personnel at any time;

•	a copy of any document created by RS that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and RS’ written response to any (written or oral) client request for such records.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•	Default:

•	Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16	WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.
1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.
1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.
1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X

1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.

1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than 5%.	X
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.

1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by RiskMetrics, is more than 10%.	X

1505-5	Vote AGAINST IF the compensation committee is not fully independent.
1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by RiskMetrics, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by RiskMetrics, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.
1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by RiskMetrics (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by RiskMetrics, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by RiskMetrics, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by RiskMetrics, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by RiskMetrics, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by RiskMetrics, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X
2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.

2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X
2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.	SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.
3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

II. Guardian Investor Services LLC

Introduction

In its capacity as investment sub-adviser to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, and certain other Funds which may from time to time hold equity securities, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy. With limited exceptions, GIS intends to vote all proxies solicited by issuers.

Proxy Voting Service

GIS has retained the services of RiskMetrics Group(“RiskMetrics”), an independent proxy voting service, to act as its agent in voting proxies. RiskMetrics performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. RiskMetrics votes proxies on GIS’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, RiskMetrics has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of RiskMetrics’s factors and policies, GIS has instructed RiskMetrics to make a voting determination based upon the RiskMetrics factors and policies. The policies and the factors RiskMetrics considers in its voting determinations are further detailed in the guidelines. GIS has instructed RiskMetrics to vote “for,” “against,” or on a “case-by-case” basis, along with RiskMetrics’s recommendations. In cases where RiskMetrics may not vote a proxy, a proposal may be referred to GIS for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian Life has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian Life business units to influence the outcome of a vote. GIS has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which RiskMetrics is unable to vote a proxy due to its own conflict of interest, RiskMetrics will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, RiskMetrics votes proxies on behalf of GIS and the Funds applying uniform policies.

If RiskMetrics is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian Life or a Guardian Life affiliate or employee, the proxy proposal will be referred to GIS’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

III. UBS Global Asset Management (Americas), Inc.

The proxy voting policy of UBS Global Asset Management (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

IV. Baillie Gifford Overseas Limited

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Cooperation and Development, which BGO believes are appropriate for most markets BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management’s interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Corporate Governance Manager reports to the Chief of Investment Staff. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting — Share Blocking

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the French and Italian markets, BGO’s clients’ shares are “blocked,” which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients’ shares, such as with respect to a merger or acquisition, as exceeding the risks involved.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

a.	Agreement and Declaration of Trust of RS Variable Products Trust (the “Registrant” or “Trust”).(A)

b(i).	By-Laws of Registrant.(A)

b(ii).	By-Laws of Registrant as amended through November 7, 2007.(I)

c(i).	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights.(A)

c(ii).	Portions of By-Laws Relating to Shareholders’ Rights.(A)

d(i)(a).	Investment Advisory Agreement dated as of November 7, 2006 between RS Investment Management Co. LLC and Registrant.(C)

d(i)(b).	Amended Schedule 1 to Investment Advisory Agreement.(G)

d(ii)(a)(i).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of October 5, 2006 between RS Investment Management Co. LLC and Guardian Investor Services LLC.(C)

d(ii)(a)(ii).	Amendment to Sub-Advisory, Sub-Administration and Accounting Services Agreement.(H)

d(ii)(b).	Sub-Advisory, Sub-Administration and Accounting Services Agreement dated as of November 7, 2006 between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited.(C)

d(ii)(c)(i).	Sub-Advisory Contract dated as of October 5, 2006 between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc.(C)

d(ii)(c)(ii).	Amended and Restated Exhibit A to Sub-Advisory Contract.(G)

d(ii)(d).	Sub-Sub-Investment Advisory Agreement dated as of November 7, 2006 between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.(C)

e(i)(a).	Distribution Agreement between Registrant and Guardian Investor Services LLC.(F)

e(ii).	Participation Agreement among Registrant, RS Investment Management Co. LLC, Guardian Investor Services LLC, and The Guardian Insurance & Annuity Company, Inc.(G)

f.	Inapplicable.

g(i)(a).	Master Custodian Agreement between Registrant, RS Investment Trust, and State Street Bank and Trust Company.(E)

g(i)(b).	Amendment to Master Custodian Agreement.(G)

h(ii)(a).	Transfer Agency and Service Agreement between The Guardian Stock Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Variable Contracts Funds, Inc. (formerly known as The Guardian Stock Fund, Inc.) and the Registrant.(C)

h(ii)(b).	Transfer Agency and Service Agreement between Baillie Gifford International Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant.(C)

h(ii)(c).	Transfer Agency and Service Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Bond Fund, Inc. and the Registrant.(C)

h(ii)(d).	Transfer Agency and Service Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption dated as of October 9, 2006 between The Guardian Cash Fund, Inc. and the Registrant.(C)

h(iii)(a).	Administration Agreement between Registrant, RS Investment Trust, and State Street Bank and Trust Company.(F)

h(iii)(b).	Amendment to Administration Agreement.(G)

i.	Opinion and Consent of Ropes & Gray LLP (previously filed).

j.	Consent of PricewaterhouseCoopers LLP.*

k.	Inapplicable.

l.	Inapplicable.

m.	Plan pursuant to Rule 12b-1.(F)

n.	18f-3 Plan.(F)

o.	Reserved.

p(i).	Code of Ethics of RS Investment Management Co. LLC, RS Investment Trust and the Registrant.(I)

p(ii)(a).	Code of Ethics of Guardian Investor Services LLC.(G)

p(ii)(b).	Code of Ethics for Principal Executive and Senior Financial Officers of the Guardian-Sponsored Mutual Funds of Guardian Investor Services LLC.(B)

p(iii).	Code of Ethics of UBS Global Asset Management (Americas) Inc.(D)

p(iv).	Code of Ethics of Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited.(H)

q(i).	Powers of Attorney for the following Trustees of RS Variable Products Trust: Judson Bergman.(A)

q(ii).	Powers of Attorney for the following Trustees of RS Variable Products Trust: Anne M. Goggin, Esq. and Dennis J. Manning.(B)

q(iii)	Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of RS Variable Products Trust: James E. Klescewski.(B)

q(iv).	Power of Attorney for the following Trustee of RS Variable Products Trust: Kenneth R. Fitzsimmons.(F)

q(v).	Powers of Attorney for the following Trustees of RS Variable Products Trust: Christopher B. Melvin, Gloria S. Nelund, and John P. Rohal.(G)

(A)	Previously filed as part of the Trust’s Registration Statement filed June 30, 2006.

(B)	Previously filed as part of Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed September 26, 2006.
(C)	Previously filed as part of Post-Effective Amendment No. 1 to the Trust’s Registration Statement filed February 14, 2007.
(D)	Previously filed as part of Post-Effective Amendment No. 3 to the Trust’s Registration Statement filed April 30, 2007.
(E)	Previously filed as part of Post-Effective Amendment No. 4 to the Trust’s Registration Statement filed May 9, 2007.
(F)	Previously filed as part of Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed July 23, 2007.
(G)	Previously filed as part of Post-Effective Amendment No. 6 to the Trust’s Registration Statement filed February 29, 2008.
(H)	Previously filed as part of Post-Effective Amendment No. 7 to the Trust’s Registration Statement filed April 30, 2008.
(I)	Previously filed as part of Post-Effective Amendment No. 8 to the Trust’s Registration Statement filed February 27, 2009.

*	Filed herewith.

Item 24.	Persons Controlled By or Under Common Control With Registrant.

RS Investment Management Co. LLC (“RS Investments”) is the investment adviser for each of the series of the Registrant. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments. GIS is a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), a New York mutual insurance company. The following list sets forth the persons directly controlled by Guardian Life as of December 31, 2008. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percentage of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%

Guardian Investor Services LLC	Delaware	100%

Berkshire Life Insurance Company of America	Massachusetts	100%

Guardian Trust Company, FSB	Federal Savings Bank	100%

Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%

Managed Dental Care	California	100%

First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%

Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%

Hanover Acquisition LLC	Delaware	100%

American Financial Systems, Inc.	Massachusetts	100%
Segurosevicla.com, Inc.	Delaware	100%
SdeV.com, Inc.	Delaware	100%

eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%

RS Tax-Exempt Fund	Massachusetts	83.29%
RS International Growth Fund	Massachusetts	34.12%
RS Investment Quality Bond Fund	Massachusetts	38.96%

RS Small Cap Equity Fund	Massachusetts	36.48%
RS Emerging Markets Fund	Massachusetts	11.74%
RS High Yield Bond Fund	Massachusetts	88.88%
RS Small Cap Growth Equity VIP Series	Massachusetts	24.44%
RS Asset Allocation VIP Series	Massachusetts	50.92%
RS S&P 500 Index VIP Series	Massachusetts	28.26%
RS High Yield Bond VIP Series	Massachusetts	48.89%
RS S&P 500 Index Fund	Massachusetts	26.69%
RS Large Cap Alpha Fund	Massachusetts	15.92%
RS Large Cap Value Fund	Massachusetts	85.55%
RS Partners VIP Series	Massachusetts	21.05%
RS Large Cap Value VIP Series	Massachusetts	58.61%
RS Low Duration Bond Fund	Massachusetts	75.00%
RS Low Duration Bond VIP Series	Massachusetts	26.12%
RS Equity Dividend Fund	Massachusetts	63.80%
RS Equity Dividend VIP Series	Massachusetts	70.82%
RS Value VIP Series	Massachusetts	48.02%
RS Technology VIP Series	Massachusetts	35.22%
RS Mid Cap Growth VIP Series	Massachusetts	57.70%
RS Global Natural Resources VIP Series	Massachusetts	10.35%

Item 25.	Indemnification.

Under the terms of Registrant’s Declaration of Trust, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 26.	Business and Other Connections of Investment Adviser.

RS Investment Management Co. LLC

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

Guardian Investor Services LLC

GIS serves as investment sub-adviser for each of RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series, six series of the Registrant. GIS is responsible for the day-to-day management of the six Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. GIS is a Delaware limited liability company and is a subsidiary of Guardian Life. GIS is located at 7 Hanover Square, New York, New York 10004. In addition, GIS is the underwriter and distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the 1940 Act.

GIS owns a majority of the ownership interest in RS Investments.

A list of GIS’ officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS	Other Substantial Business, Profession, Vocation or Employment

Robert E. Broatch	Manager	Executive Vice President, Chief Financial, Risk & Operational Excellence Officer, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Armand M. de Palo	Manager	Executive Vice President and Corporate Actuary, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Gary B. Lenderink	Manager	Executive Vice President & Chief Transformation Officer, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America; Senior Vice President and Chief Compliance Officer, The Guardian Insurance and Annuity Company, Inc.

John H. Walter	Senior Vice President and Controller, Equity Financial Management & Control	Vice President & Controller, The Guardian Insurance & Annuity Company, Inc.; Vice President and Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America; Second Vice President, Financial Reporting 9/05 to 4/06; Assistant Vice President, Equity Financial Management and Control, The Guardian Life Insurance Company of America, prior thereto.

Richard T. Potter, Jr.	Senior Vice President and Counsel	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance and Annuity Company, Inc.

Thomas G. Sorell	Executive Vice President and Chief Investment Officer	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. Director, Guardian Baillie Gifford, Ltd.

Donald P. Sullivan	Executive Vice President, Broker-Dealer, Equity Administration	Senior Vice President, Agency Distribution & PAS, The Guardian Life Insurance Company of America.

Peggy L. Coppola	Senior Vice President, Equity Business Development	Vice President, The Guardian Life Insurance Company of America.

Joseph A. Caruso	Manager, Executive Vice President and Corporate Secretary	Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America. Director, Executive Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc.; Director, Guardian Baillie Gifford Ltd.

Margaret W. Skinner	Manager, President	Executive Vice President, Individual Products Distribution, The Guardian Life Insurance Company of America; Senior Vice President, Life and Health Distribution. Executive Vice President of Product Distribution, Guardian Insurance & Annuity Company, Inc.

Guardian Baillie Gifford Limited

Guardian Baillie Gifford Limited (“GBG”) serves as the investment sub-adviser for RS International Growth VIP Series and RS Emerging Markets VIP Series, two series of the Registrant. GBG is an investment management company based in Edinburgh, Scotland. Baillie Gifford Overseas Limited (“BG Overseas”) is responsible for the day-to-day investment management of the two Funds. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG is located in Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. A list of GBG’s executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.

Name	Position with GBG	Other Substantial Business Affiliations
Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited.*

Charles E. P. Plowden	Director	Partner: Baillie Gifford & Co.*

Dennis J. Manning	Director	Trustee, RS Investment Trust.*** Trustee, RS Variable Products Trust.*** President & Chief Executive Officer, The Guardian Life Insurance Company of America; Chairman, RS Investments.***

Thomas G. Sorell	Director	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 2003. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc.**

Joseph A. Caruso	Director	Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America. Director, Senior Vice President and Corporate Secretary, 2005-2006; Senior Vice President and Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc.

*	Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.
**	Principal business address is 7 Hanover Square, New York, New York 10004.
***	Principal business address is 388 Market Street, San Francisco, California 94111.

Baillie Gifford Overseas Limited

BG Overseas serves as the sub-sub-adviser for RS International Growth VIP Series and RS Emerging Markets VIP Series, two series of the Registrant. BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

A list of BG Overseas’ directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BG Overseas is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Name	Position with BG Overseas	Other Substantial Business Affiliations
Alexander J . Callander	Director

Partner & Chief Executive Officer: Baillie Gifford & Co Director & Chairman: Baillie Gifford & Co Limited

Director & Chairman: Baillie Gifford Savings Management Limited

Director & Chairman: Baillie Gifford Life Limited

Chairman/Director: Mitsubishi UFJ Baillie Gifford Asset Management Limited

Manager &Chairman: Baillie Gifford International LLC

W. Angus B. McLeod	Director	Partner: Baillie Gifford & Co Director: Mitsubishi UFJ Asset Management Limited

Charles E. P. Plowden	Director	Partner: Baillie Gifford & Co

Edward H. Hocknell	Director	Partner: Baillie Gifford & Co Director : Guardian Baillie Gifford Limited Vice President: Baillie Gifford Funds

Peter N. D. Cooke	Director	Partner: Baillie Gifford & Co Manager: Baillie Gifford International LLC Vice President: Baillie Gifford Funds

Andrew J. Telfer	Chairman & Chief Executive Officer	Partner: Baillie Gifford & Co Director: Mitsubishi UFJ Baillie Gifford Asset Management Limited Manager: Baillie Gifford International LLC Vice President: Baillie Gifford Funds

T. Scott Nisbet	Director	Partner: Baillie Gifford & Co

Nigel E. Morecroft	Director	Partner: Baillie Gifford & Co

Peter C. Hadden	Director	Director: Baillie Gifford & Co Vice President: Baillie Gifford Funds

UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as investment sub-adviser for RS Large Cap Value VIP Series, a series of the Registrant. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM is responsible for the day-to-day management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM) and negotiating commissions. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

For information as to any other business, vocation or employment of a substantial nature in which RS Investments, GIS, GBG, BG Overseas, or UBS Global AM or each of their officers and directors are or have been engaged for his, her, or its own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV filed by each of them under the Investment Advisers Act of 1940, as amended, which are available on the Internet at www.sec.gov.

Item 27.	Principal Underwriter.

GIS is the principal underwriter with respect to each series of the Registrant. The following is the relevant information for GIS.

(a) GIS is the principal underwriter and distributor of the twenty-two series funds comprising RS Investment Trust, namely: RS Select Growth Fund, RS Small Cap Growth Fund (formerly, RS Emerging Growth Fund), RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund (formerly, RS MidCap Opportunities Fund), RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Large Cap Value Fund, RS Large Cap Alpha Fund (formerly, RS Core Equity Fund), RS Small Cap Equity Fund (formerly, RS Small Cap Core Equity Fund), RS S&P 500 Index Fund, RS Equity Dividend Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the 1940 Act and buy and sell shares of series of the Registrant on behalf of GIAC’s variable contractowners.

(b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with Underwriter	Position(s) with Registrant
Robert E. Broatch	Manager	None

Armand M. de Palo	Manager	None

Gary B. Lenderink	Manager	None

Thomas G. Sorell	Executive Vice President and Chief Investment Officer	None

Richard T. Potter, Jr.	Senior Vice President and Counsel	None

Donald P. Sullivan, Jr.	Executive Vice President	None

Peggy L. Coppola	Senior Vice President	None

Joseph A. Caruso	Manager, Executive Vice President and Corporate Secretary	None

John H. Walter	Vice President and Controller, Senior Vice President, Equity Financial Management & Control	None

Margaret W. Skinner	Manager, President	None

Richard A. Cumisky, Jr.	Senior Vice President and Chief Compliance Officer	None

(c)	Not Applicable.

Item 28.	Location of Accounts and Records.

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant’s corporate records are maintained by the Registrant at its offices, 388 Market Street, San Francisco, CA 94111.

Item 29.	Management Services.

Not applicable.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant, RS Variable Products Trust, certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 under the Securities Act and Post-Effective Amendment No. 11 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California, on the 1st day of May, 2009.

RS Variable Products Trust

By:	/S/ TERRY R. OTTON
Terry R. Otton
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of RS Variable Products Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ TERRY R. OTTON Terry R. Otton	Trustee, President and Principal Executive Officer	May 1, 2009

JAMES E. KLESCEWSKI* James E. Klescewski	Treasurer and Principal Financial and Accounting Officer	May 1, 2009

JUDSON BERGMAN* Judson Bergman	Trustee	May 1, 2009

KENNETH R. FITZSIMMONS JR.* Kenneth R. Fitzsimmons, Jr.	Trustee	May 1, 2009

ANNE M. GOGGIN* Anne M. Goggin	Trustee	May 1, 2009

DENNIS J. MANNING* Dennis J. Manning	Trustee	May 1, 2009

CHRISTOPHER C. MELVIN* Christopher C. Melvin	Trustee	May 1, 2009

GLORIA S. NELUND* Gloria S. Nelund	Trustee	May 1, 2009

JOHN P. ROHAL* John P. Rohal	Trustee	May 1, 2009

*By:	/S/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith

EXHIBIT INDEX

RS VARIABLE PRODUCTS TRUST

EXHIBIT NO.	TITLE OF EXHIBIT

j.	Consent of PricewaterhouseCoopers LLP.